================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             CHECKFREE CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              CHECKFREE CORPORATION





                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                NOVEMBER 6, 2002

                                       AND

                                 PROXY STATEMENT






================================================================================



                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
              AND PROMPTLY RETURN IT TO US IN THE ENCLOSED ENVELOPE

                              CHECKFREE CORPORATION
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

     You are cordially invited to attend our 2002 Annual Meeting of Stockholders which will be held at our headquarters, 4411 East Jones Bridge Road, Norcross, Georgia, on Wednesday, November 6, 2002, at 9:00 a.m., local time. The annual meeting is being held for the following purposes:

     (1) To elect three Class I Directors each to serve for a three-year term expiring at the 2005 Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

     (2)  To approve and adopt the CheckFree Corporation 2002 Stock Incentive
          Plan.

     (3) To consider and act upon a proposed amendment to the CheckFree Corporation Associate Stock Purchase Plan to increase the number of shares reserved and available for sale under the Associate Stock Purchase Plan from 1,000,000 shares to 2,000,000 shares.

     (4) To transact any other business which may properly come before the meeting or any adjournment thereof.

     These items are more fully described in the following pages, which are made part of this notice. Only stockholders of record on our books at the close of business on September 12, 2002, will be entitled to vote at the annual meeting. For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at our executive offices.

     Our directors and officers and representatives of our independent public accountants will be present at the annual meeting to answer your questions and to discuss our business.

     To ensure that your vote is recorded promptly, please vote and return the enclosed proxy as soon as possible even if you plan to attend the annual meeting. Most stockholders have three options for submitting their vote: (1) via the Internet (please see your proxy card for instructions), (2) by telephone (please see your proxy card for instructions), or (3) by mail, using the enclosed paper proxy card. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held in account at a brokerage firm or bank, you must instruct them on how to vote your shares.

                                       By Order of the Board of Directors,

                                       Curtis A. Loveland
                                       Secretary

Norcross, Georgia
October 4, 2002

             --------------------------------------------------------
                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
             --------------------------------------------------------

                              CHECKFREE CORPORATION
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 6, 2002

                          -----------------------------

     This proxy statement is furnished to you in connection with the solicitation of proxies to be used in voting at our annual meeting of stockholders to be held on November 6, 2002, and at any postponement or adjournment thereof. Our board of directors is soliciting the enclosed proxy. This proxy statement and the enclosed proxy were first available to our stockholders on October 4, 2002.

RECORD DATE AND SHARE OWNERSHIP

     Holders of record of our common stock at the close of business on September 12, 2002, will be entitled to vote at the annual meeting. At that time, we had 88,616,788 shares of our common stock outstanding and entitled to vote. Each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the annual meeting.

VOTING

     To ensure that your vote is recorded promptly, please vote and return the enclosed proxy as soon as possible even if you plan to attend the annual meeting. Most stockholders have three options for submitting their vote: (1) via the Internet (please see your proxy card for instructions), (2) by telephone (please see your proxy card for instructions), or (3) by mail, using the enclosed paper proxy card. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

COST OF SOLICITATION

     We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Our representatives may also solicit proxies by mail, telegram, telephone, or personal interview.

SUBMITTING AND REVOKING YOUR PROXY

     The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by us, or if you vote your shares by telephone or the Internet, prior to the annual meeting. If no directions are made to the contrary, your proxy will be voted FOR the proposals set forth in the Notice of Annual Meeting of Stockholders. You can change your vote at any time before your proxy is voted at the annual meeting in one of four ways:

     -    first, by revoking your proxy; or

     -    second, by submitting a new proxy.

     If you choose either of these methods, you must submit your notice of revocation or new proxy to our Corporate Secretary before the annual meeting. If your shares are held in an account at a brokerage firm or bank, you should contact your brokerage firm or bank to change your vote.

     - third, if you are a holder of record, you can attend the annual meeting and vote in person; or

     - fourth, if you submit your proxy or voting instructions electronically through the Internet or by telephone, you can change your vote by submitting a proxy at a later date, using the same procedures, in which case your later submitted proxy will be recorded and your earlier proxy revoked.

QUORUM AND REQUIRED VOTE

     The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for those shares and vote those shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote only on "routine" matters, such as the election of directors.

     The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward a nominee's achievement of a plurality and, thus, will have no effect. The approval of the CheckFree Corporation 2002 Stock Incentive Plan, the amendment to the CheckFree Corporation Associate Stock Purchase Plan, and each other matter to be submitted to our stockholders for approval or ratification at the annual meeting requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote on the matter. For purposes of determining the number of shares of our common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and, thus, will have no effect.

ELECTION OF DIRECTORS

     Our Restated Certificate of Incorporation provides for a classified board of directors with three classes. Each class of directors consists, as nearly as practical, of one-third of the total number of directors. Currently the total number of authorized directors is fixed at eight. Our board of directors proposes the election of three incumbent Class I Directors at the 2002 Annual Meeting of Stockholders to continue service as Class I Directors. Five incumbent Class II and Class III Directors will continue in office. The nominees for Class I Directors, if elected, will serve for three-year terms expiring at the 2005 Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

     William P. Boardman, James D. Dixon, and Henry C. Duques are currently Class I Directors and are being nominated by our board of directors for re-election as Class I Directors.

     It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Boardman, Dixon, and Duques as Class I Directors. In the event that any nominee for director should become unavailable, the number of our directors may be decreased pursuant to our By-Laws, or our board of directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for the substitute nominee. Our board of directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

     The following table sets forth for each nominee and each continuing director, the person's name, age, and his position with us:

                                                CLASS I DIRECTORS
                                     (NOMINEES FOR TERMS EXPIRING IN 2005)

                           NAME                       AGE                     POSITION
              -------------------------------     ------------    ----------------------------------
              William P. Boardman                     61                      Director

              James D. Dixon                          59                      Director

              Henry C. Duques                         59                      Director



                                                CLASS II DIRECTORS
                                              (TERMS EXPIRE IN 2003)

                           NAME                       AGE                     POSITION
              --------------------------------------------------------------------------------------
              Mark A. Johnson                         49                      Director

              Eugene F. Quinn                         48                      Director


                                                CLASS III DIRECTORS
                                              (TERMS EXPIRE IN 2004)

                           NAME                      AGE                       POSITION
              -------------------------------      ---------       ---------------------------------
              Peter J. Kight                          46              Chairman of the Board and
                                                                       Chief Executive Officer

              Lewis C. Levin                          45                       Director

              Jeffrey M. Wilkins                      58                       Director


     Peter J. Kight, our founder, has served as our Chairman and Chief Executive Officer since December 1997. He also serves as Chairman and Chief Executive Officer of CheckFree Services Corporation (a position he has held since 1981), CheckFree Investment Corporation, CheckFree Management Corporation, CheckFree i-Solutions, Inc., CheckFree i-Solutions Corporation, CheckFree i-Solutions International, Inc., CheckFree Finance, Inc., CheckFree International Partner Inc., and CheckFree TransPoint Holdings Inc. Mr. Kight is also a director of CheckFree Services Corporation, CheckFree i-Solutions, Inc., CheckFree i-Solutions Corporation, CheckFree i-Solutions International, Inc., CheckFree Finance, Inc., CheckFree International Partner Inc., and CheckFree TransPoint Holdings Inc. From 1997 to 1999, Mr. Kight served as President of CheckFree Corporation and, from 1981 to 1999, he served as President of CheckFree Services Corporation. Mr. Kight is a director of Metatec International, Inc., a publicly-held company that distributes information utilizing CD-ROM technology.

     Mark A. Johnson has served as a director since 1983. He also serves as a director of CheckFree Services Corporation. Mr. Johnson served as our Vice Chairman from December 1997 to June 2000, as Executive Vice President, Business Development of CheckFree Services Corporation from 1993 to 1997, as Treasurer of CheckFree Services Corporation from 1993 to 1996, as Senior Vice President of CheckFree Services Corporation from 1991 to 1993, and as a Vice President of CheckFree Services Corporation from 1982 to 1991. Mr. Johnson currently serves as Chief Executive Officer of e-RM Partners.

     William P. Boardman has served as a director since July 1996. Mr. Boardman was an officer of Bank One Corporation from 1984 until March 1, 2001, when he retired from his positions as Vice Chairman and director. Mr. Boardman currently serves as a Senior Advisor to Goldman, Sachs & Company, as Chairman of Visa International, Inc. and as a member of the board of directors of Visa U.S.A.

     James D. Dixon has served as a director since August 2000. Mr. Dixon served as Executive of Bankofamerica.com, a subsidiary of Bank of America, from February 2000 until his retirement in January 2002. Prior to his role as Bankofamerica.com Executive Mr. Dixon was group executive of Bank of America Technology & Operations, a subsidiary of Bank of America, from September 1998 to February 2000. Mr. Dixon was President of NationsBanc Services, Inc., a subsidiary of NationsBank Corporation, from 1992 until the 1998 merger of NationsBank Corporation and Bank of America Corporation. He served as Senior Executive Vice President and Chief Financial Officer of C&S/Sovran Corporation from September 1990 to 1992, when NationsBank Corporation was formed by the merger of C&S Sovran Corporation and NCNB Corporation. Prior to that time, Mr. Dixon served in various capacities with Citizens and Southern Corp., a predecessor company, since 1968, including as Vice Chairman and Chief Administrative Officer from July 1990 to September 1990, as Senior Executive Vice President and Chief Financial Officer from 1986 to July 1990, and as Treasurer and Manager of Corporate Finance from 1980 to 1986.

     Henry C. Duques has served as a director since September 2000. Mr. Duques has served as Chairman of the Board of First Data Corporation since April 1989 and Chief Executive Officer from April 1989 to January 2002. Mr. Duques has also served as the Chairman of the Board of eONE Global, LLC, a majority-owned subsidiary of First Data Corporation, since November 2000. Mr. Duques joined American Express Company in September 1987 as President and Chief Executive Officer of the Data Based Services Group of American Express Travel Related Services Company, Inc. (TRS), the predecessor of First Data Corporation, and served in that capacity until April 1989. Mr. Duques was Group President Financial Services and a member of the board of directors of Automatic Data Processing, Inc. from 1984 to 1987. Mr. Duques is also a director of Unisys Corporation and SunGard Data Systems, Inc., both publicly-held companies, and is a member of the board of trustees of The George Washington University.

     Lewis C. Levin has served as a director since September 2000. Mr. Levin is Vice President of Microsoft Corporation's Business Intelligence Applications group. Since joining Microsoft Corporation in 1986, Mr. Levin has served as Vice President of the Passport Group, Desktop Finance Division, as General Manager of the Excel Group, as Director of Applications Marketing, as Group Product Manager for the Graphics Business Unit, and has held a variety of other product marketing positions.

     Eugene F. Quinn has served as a director since 1994. Since May 1999, Mr. Quinn has served as President of Confluence Capital, a private investment company. From March 1997 to April 1999, Mr. Quinn served as Senior Vice President for Online and Interactive Services at MTV Networks, a division of Viacom, Inc. From 1984 to 1997, Mr. Quinn served as a senior executive at Tribune Company and its Chicago Tribune subsidiary.

     Jeffrey M. Wilkins has served as a director since 1990. Since August 1989, Mr. Wilkins has served as Chairman of Metatec Corporation, and its successor Metatec International, Inc., a publicly-held company which distributes information utilizing CD-ROM technology. From August 1989 to January 2002, Mr. Wilkins also served Metatec Corporation and its successor as President and Chief Executive Officer.


INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL STOCKHOLDERS

MEETINGS, COMMITTEES, AND COMPENSATION OF THE BOARD OF DIRECTORS

     Our board of directors had a total of five meetings during the fiscal year ended June 30, 2002. Each director is expected to attend each meeting of the board and the committees on which he serves. In addition to meetings, the board and its committees review and act upon matters through written consent procedures. During fiscal 2002, each of our directors attended 75% or more of the total number of (i) meetings of the board, and (ii) meetings of committees of the board on which the director served.

     As compensation for their services, our non-employee directors receive annually stock options under our 1995 Stock Option Plan to purchase shares of our common stock. These options will vest 100% after one year and terminate ten years after grant. In addition, each non-employee director receives out-of-pocket expenses incurred in connection with attendance at board and committee meetings. On December 4, 2001, Messrs. Boardman, Dixon, Johnson, Quinn, and Wilkins were each granted stock options to acquire 8,000 shares of our common stock at an exercise price of $16.04 per share and Messrs. Duques and Levin were each granted stock options to acquire 4,000 shares of our common stock at an exercise price of $16.04 per share.

     Our board of directors has three standing committees: a Stock Option and Compensation Committee, an Audit Committee, and a Governance Committee. Our Stock Option and Compensation Committee has the authority to administer our stock option plans, including the selection of optionees and the timing of option grants, and review and monitor key employee compensation policies and administer our management compensation plans. The members of our Stock Option and Compensation Committee are Messrs. Quinn (Chairman), Boardman and Dixon. Our Stock Option and Compensation Committee had a total of four meetings during fiscal 2002. For further information on the Stock Option and Compensation Committee, see "Report of the Stock Option and Compensation Committee of the Board of Directors" beginning on page 15.

     Our Audit Committee recommends the annual appointment of our independent public accountants with whom the Audit Committee reviews:

     -    the scope of audit and non-audit assignments and related fees;
     - the extent (if any) to which the provision of any non-audit services by the independent public accountants affects their independence;
     - the accounting principles that we use in financial reporting, including the selection, application and disclosure of our critical accounting policies;
     - significant financial reporting issues and judgments made in the preparation of our financial statements;
     - the effect of regulatory and accounting initiatives and off-balance sheet structures on our financial statements;
     -    our internal financial auditing procedures; and
     -    the adequacy of our internal control procedures.

The board's Amended and Restated Charter for the Audit Committee is attached as Appendix A to this proxy statement. Messrs. Dixon (Chairman), Quinn, and Wilkins serve as members of our Audit Committee. Our Audit Committee had a total of eight meetings during fiscal 2002. For further information on the Audit Committee, see "Report of the Audit Committee of the Board of Directors" on page 19.

     Our Governance Committee, which was established on January 31, 2002, oversees the implementation of our corporate governance policy, and reviews and reports to our board of directors periodically on significant corporate governance procedures and matters. Messrs. Boardman (Chairman), Wilkins and Dixon serve as members of our Governance Committee. Our Governance Committee had one meeting during fiscal 2002.

EXECUTIVE OFFICERS

     In addition to Peter J. Kight, the following persons are our executive officers:

     Peter F. Sinisgalli, age 46, has served as our President since May 1999. He also has served as President of CheckFree Services Corporation since May 1999, as Chief Operating Officer of CheckFree Services Corporation since November 1996, and as President of CheckFree Investment Corporation, CheckFree Management Corporation, CheckFree i-Solutions, Inc., CheckFree i-Solutions Corporation, CheckFree i-Solutions International, Inc., CheckFree Finance, Inc., CheckFree International Partner Inc., and CheckFree TransPoint Holdings Inc. Mr. Sinisgalli also serves as a director of CheckFree Services Corporation. From 1994 to 1996, Mr. Sinisgalli was Executive Vice President and Chief Financial Officer of Dun & Bradstreet Software. From 1993 to 1994, Mr. Sinisgalli was Senior Vice President - Group Finance of Dun & Bradstreet Corporation. From 1990 to 1992, Mr. Sinisgalli held various positions with Nielson Media Research, a division of Dun & Bradstreet Corporation. Mr. Sinisgalli also serves as a director of Witness Systems Inc.

     David E. Mangum, age 36, has served as our Executive Vice President and Chief Financial Officer since July 2000. He also has served as Executive Vice President and Chief Financial Officer of CheckFree Services Corporation since July 2000, as Executive Vice President and Treasurer of CheckFree Investment Corporation, CheckFree Management Corporation, CheckFree i-Solutions Australia Pty. Ltd., CheckFree i-Solutions, Inc., CheckFree i-

Solutions Corporation, and CheckFree i-Solutions International, Inc., since August 2000, as President and director of Bastogne, Inc. since May 2002, and as Executive Vice President and Treasurer of CheckFree Finance, Inc., CheckFree International Partner Inc., and CheckFree TransPoint Holdings Inc. From September 1999 to June 2000, Mr. Mangum served as our Senior Vice President, Finance and Accounting. From July 1998 to September 1999, he worked as Vice President, Finance and Administration, Managed Systems Division for Sterling Commerce, Inc. Prior to that, Mr. Mangum worked as the Director of Finance for XcelleNet, Inc. from February 1997 to July 1998. From 1993 to 1997, Mr. Mangum worked for Dun & Bradstreet Software, most recently as Director of Finance.

     Laura E. Binion, age 45, has served as our Senior Vice President and General Counsel since November 2001. She also serves as Senior Vice President and General Counsel of CheckFree Services Corporation, and as Senior Vice President of CheckFree Investment Corporation, CheckFree Management Corporation, CheckFree i-Solutions Australia Pty. Ltd., CheckFree i-Solutions, Inc., CheckFree i-Solutions Corporation, CheckFree i-Solutions International, Inc., CheckFree Finance, Inc., CheckFree International Partner Inc., and CheckFree TransPoint Holdings Inc. Ms. Binion is also a director of CheckFree Investment Corporation and CheckFree Management Corporation. Prior to joining our company, Ms. Binion served as Associate General Counsel for the southern operations of Verizon Wireless since June 2000. Ms. Binion served as Vice President and General Counsel of GTE Wireless from November 1997 to June 2000 and as Associate General Counsel from March 1995 to November 1997. Prior to that, Ms. Binion was General Counsel for Contel Cellular Inc. from 1991 to 1995.

     Deborah N. Gable, age 47, has served as our Senior Vice President of Human Resources since July 2002. From February 1998 to May 2002, Ms. Gable served as Vice President of Human Resources at Clarus Corporation. Prior to that, Ms. Gable directed human resource disciplines at Knology Holdings, Inc., Iterated Systems, and The Reynolds & Reynolds Company.

     Curtis A. Loveland, age 55, has served as our Secretary since December 1997. He also serves as Secretary of CheckFree Services Corporation (a position he has held since 1983), CheckFree Investment Corporation, CheckFree Management Corporation, CheckFree i-Solutions, Inc., CheckFree i-Solutions Corporation, CheckFree i-Solutions International, Inc., CheckFree Finance, Inc., CheckFree International Partner Inc., and CheckFree TransPoint Holdings Inc. Mr. Loveland has been associated with the law firm of Porter, Wright, Morris & Arthur LLP since 1973 and a partner since 1979.

     Randal A. McCoy, age 39, has served as our Executive Vice President since August 1999. He has also served as Executive Vice President, Chief Technology Officer of CheckFree Services Corporation since May 2001. Prior to that, Mr. McCoy served as Executive Vice President, EC Development of CheckFree Services Corporation from August 1999 to May 2001, as Senior Vice President, Electronic Commerce Development of CheckFree Services Corporation from February 1998 to August 1999, and as Vice President, Genesis Platform Development of CheckFree Services Corporation from May 1997 to February 1998. From 1990 to 1997, Mr. McCoy was Vice President, Corporate Banking Development at Servantis Systems, Inc. Prior to that, Mr. McCoy worked as a large systems architect at BellSouth Corporation.

     Terrie R. O'Hanlon, age 41, has served as our Executive Vice President since August 2001. She has also served as Executive Vice President, Marketing of CheckFree Services Corporation since August 2001. Prior to that, Ms. O'Hanlon served as our Senior Vice President, Marketing and Corporate Communications from May 2001 to August 2001, as our Senior Vice President, Corporate Communications and Investor Relations from June 1998 to May 2001, as Senior Vice President, Marketing and Corporate Communications of CheckFree Services Corporation from May 2001 to August 2001, as Senior Vice President, Corporate Communications and Investor Relations of CheckFree Services Corporation from August 1999 to May 2001, and as Senior Vice President, Communications and Media Relations of CheckFree Services Corporation from June 1998 to August 1999. From 1997 to 1998, Ms. O'Hanlon served as Vice President, Corporate Communications at Medaphis Corporation. From 1995 to 1997, Ms. O'Hanlon was Corporate Communications Director of Dun & Bradstreet Software. From 1990 to 1995, Ms. O'Hanlon served as Vice President of Crescent Communications.

     Stephen Olsen, age 42, has served as our Executive Vice President since August 1999. He has also served as Executive Vice President and General Manager, CheckFree Electronic Commerce of CheckFree Services Corporation since May 2001. Prior to that, Mr. Olsen served as our Senior Vice President from December 1997 to August 1999, as Executive Vice President, Chief Information Officer of CheckFree Services Corporation from November 1999 to May

2001, as Executive Vice President, EC Information Technology Operations of CheckFree Services Corporation from August 1999 to November 1999, and as Senior Vice President and Chief Information Officer of CheckFree Services Corporation from March 1997 to August 1999. From 1996 to 1997, Mr. Olsen served as Vice President, Chief Information Officer of Geac Computer Corporation. From 1990 to 1996, Mr. Olsen served as Vice President, Chief Information Officer of Dun & Bradstreet Software.

     Francis X. Polashock, age 47, has served as our Executive Vice President and as President of CheckFree Investment Services Division of CheckFree Services Corporation since October 2001. Mr. Polashock previously served as our Executive Vice President from December 1997 to June 2001, and as Executive Vice President and President of CheckFree Investment Services from June 1999 to June 2001, at which time he retired from day-to-day operations. From July 2001 to October 2001, Mr. Polashock served as a consultant to CheckFree Corporation. From May 1997 to June 1999, Mr. Polashock served as Executive Vice President and General Manager, Investment Services Division of CheckFree Services Corporation. From 1981 to 1993, Mr. Polashock held several management positions with Dun & Bradstreet Corporation, most recently as General Manager of Asia Pacific and Latin America. From 1993 to 1997, Mr. Polashock was involved with several entrepreneurial ventures targeted at the Chinese marketplace.

     Thomas Stampiglia, age 46, has served as our Executive Vice President since January 2000. He has also served as Executive Vice President and President, CheckFree Software Division of CheckFree Services Corporation since February 2000. Prior to that, Mr. Stampiglia served as Vice President of International Operations of Lanier Worldwide from October 1998 to December 1999, and as Vice President and General Manager of the Healthcare Division of Lanier Worldwide from September 1996 to October 1998.

     Officers are elected annually by the board of directors and serve at its discretion. There are no family relationships among our directors and executive officers.

OWNERSHIP OF OUR COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information regarding beneficial ownership of our common stock by each of our directors, each of our executive officers named in the Summary Compensation Table, and our directors and executive officers as a group as of August 31, 2002:

                                                              SHARES BENEFICIALLY OWNED (1)(2)
                                                       ---------------------------------------------
                     STOCKHOLDER                            NUMBER                         PERCENT
------------------------------------------------------ ---------------------- ---------------------
Peter J. Kight (3)(4)                                        5,717,769              6.4%

Mark A. Johnson (5)                                          1,266,786              1.4%

Peter F. Sinisgalli                                            329,690                 *

Stephen Olsen                                                  112,503                 *

Randall A. McCoy                                                97,110                 *

Thomas Stampiglia                                               70,919                 *

William P. Boardman                                             38,239                 *

Eugene F. Quinn                                                 28,000                 *

Jeffrey M. Wilkins                                              24,000                 *

James D. Dixon                                                   8,000                 *

Henry C. Duques                                                  4,000                 *

Lewis C. Levin                                                   4,000                 *

All directors and executive officers as a group
   (17 people) (3)(4)(5)(6)                                  7,902,829              8.8%


----------------------
* Represents beneficial ownership of less than 1% of our outstanding common stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those shares.

(2) Includes shares purchasable within 60 days after August 31, 2002, pursuant to the exercise of options covering:

-        466,665 shares for Mr. Kight;
-        102,180 shares for Mr. Johnson;
-        268,222 shares for Mr. Sinisgalli;
-        109,617 shares for Mr. Olsen;
-        88,301 shares for Mr. McCoy;
-        69,167 shares for Mr. Stampiglia;
-        38,000 shares for Mr. Boardman;

-        24,000 shares for Mr. Quinn,
-        24,000 for Mr. Wilkins, and
-        8,000 shares for Mr. Dixon;
-        4,000 shares for Mr. Duques;
-        4,000 shares for Mr. Levin;
-        1,387,818 shares for all directors and executive officers as a group.

(3) Includes 8,600 shares held by the Peter J. Kight and Teresa J. Kight 1995 Children's Trust, and 383,499 shares held by The PJK GRAT 97-1, The PJK GRAT 97-2, The PJK GRAT 98-2 and The PJK GRAT 98-4. Mr. Kight disclaims ownership of these shares in which he has no pecuniary interest. Does not include 54,850 shares held by a charitable foundation of which Mr. Kight is the trustee and disclaims any beneficial ownership.

(4) Includes 30,259 shares of common stock resulting from the assumed conversion of $2,215,000 in principal amount of our 6.5% convertible subordinated notes due 2006 that are held by Mr. Kight.

(5) Includes 19,286 shares held by the Mark A. Johnson 1997 Irrevocable Children's Trust, and 300,000 shares held by the Mark A. Johnson 2001-1 GRAT. Mr. Johnson disclaims ownership of these shares in which he has no pecuniary interest. Also includes 247 shares held in Mr. Johnson's 401(k) account.

(6) Includes 10,245 shares of common stock resulting from the assumed conversion of $750,000 in principal amount of our 6.5% convertible subordinated notes due 2006 that are held by executive officers (other than Mr. Kight).

OWNERSHIP OF COMMON STOCK BY PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of August 31, 2002 (except as noted below), relating to the beneficial ownership of our common stock by each person known us to own beneficially more than 5% of the outstanding shares of our common stock.


                                                                        SHARES BENEFICIALLY OWNED (1)
                                                          ---------------------------------------------------------
                     STOCKHOLDER                                   NUMBER                         PERCENT
------------------------------------------------------    --------------------------     --------------------------
Capital Group International, Inc. (2)                            10,582,810                        11.9%
  11100 Santa Monica Boulevard
  Los Angeles, California 90025

Bank of America Corporation (3)                                  10,098,043                        11.4%
  100 North Tryon Street
  Charlotte, North Carolina 28255

Microsoft Corporation (4)                                         8,567,250                         9.7%
  One Microsoft Way
  Redmond, Washington 98052-6399

Peter J. Kight (5)(6)(7)                                          5,717,769                         6.4%
  4411 East Jones Bridge Road
  Norcross, Georgia 30092

Massachusetts Financial Services Company (8)                      5,568,207                         6.3%
  500 Boylston Street
  Boston, Massachusetts 02116

First Data Corporation (9)                                        5,567,250                         6.3%
  5660 New Northside Drive, Suite 1400
  Atlanta, Georgia 30328-5800


----------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those shares.

(2) Includes 173,580 shares of our common stock resulting from the assumed conversion of $12,706,000 in principal amount of our 6.5% convertible subordinated notes due 2006. According to the information contained in
     Schedule 13G filed with the Securities and Exchange Commission by Capital Group International, Inc. and Capital Guardian Trust Company on February 14, 2001, as amended on August 10, 2001 and February 11, 2002, Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the shares reported in the table. The investment management companies, which include a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 and several investment advisers registered under Section 203 of the Investment Advisors Act of 1940, provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. Capital Group International, Inc. does not have investment power or voting power over any of the shares shown the table; however, Capital Group International, Inc. may be deemed to "beneficially own" these shares by virtue of Rule 13d-3 under the Exchange Act. Capital Group International, Inc. expressly disclaims beneficial ownership of the shares shown in the table. Capital Group International, Inc. is the parent corporation of Capital Guardian Trust Company, which is deemed to beneficially own 9,157,010 shares of our common stock shown in the table as a result of serving as investment manager for various institutional accounts holding our common stock. Capital Guardian Trust Company also expressly disclaims beneficial ownership of these shares.

(3) According to the information contained in Schedule 13G filed with the Securities and Exchange Commission by Bank of America Corporation on October 5, 2000, and as amended on February 13, 2001 and February 15, 2002, Bank of America Corporation is the parent corporation of NB Holdings Corporation, Bank of America, N.A., and Banc of America E-Commerce Holdings, Inc., and Banc of America E-Commerce Holdings, Inc. is the parent corporation of Banc of America Capital Management, Inc., NationsBanc Montgomery Holdings Corporation, and Banc of America Securities LLC. The following entities are deemed to beneficially own the following shares of our common stock: Bank of America Corporation (10,098,043 shares or 11.4%), NB Holdings Corporation (10,098,043 shares or 11.4%), Bank of America, N.A. (10,096,885 shares or 11.4%), Banc of America E-Commerce Holdings, Inc. (10,000,000 shares or 11.3%), Banc of America Capital Management, Inc. (89,100 shares or less than 1.0%), NationsBanc Montgomery Holdings Corporation (1,158 shares or less than 1.0%), and Banc of America Securities LLC (1,158 shares or less than 1.0%).

(4) Based on information contained in Schedule 13G filed with the Securities and Exchange Commission by Microsoft Corporation on September 11, 2000.

(5) Includes 466,665 shares purchasable by Mr. Kight pursuant to the exercise of options within 60 days after August 31, 2002.

(6) Includes 8,600 shares held by the Peter J. Kight and Teresa J. Kight 1995 Children's Trust, and 383,499 shares held by The PJK GRAT 97-1, The PJK GRAT 97-2, The PJK GRAT 98-2, and The PJK GRAT 98-4. Mr. Kight disclaims ownership of these shares in which he has no pecuniary interest. Does not include 54,850 shares held by a charitable foundation of which Mr. Kight is the trustee and disclaims any beneficial ownership.

(7) Includes 30,259 shares of common stock resulting from the assumed conversion of $2,215,000 in principal amount of our 6.5% convertible subordinated notes due 2006 that are held by Mr. Kight.

(8) Based on information contained in Schedule 13G filed with the Securities and Exchange Commission on November 11, 2000 and as amended on February 9, 2001, July 2, 2001, February 11, 2002 and July 15, 2002, by Massachusetts Financial Services Company.

(9) Based on information contained in Schedule 13D filed with the Securities and Exchange Commission by First Data Corporation on September 11, 2000 and as amended on March 30, 2001, April 24, 2001 and May 23, 2002.

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid during our fiscal years ended June 30, 2000, 2001, and 2002 to our Chief Executive Officer and each of our four other highest compensated executive officers (collectively, the named executive officers).

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                                                  --------------------------  -----------------------------
                                                                                          AWARDS
                                                                                 --------------------------
                                                                                  RESTRICTED    SECURITIES
                                                                                    STOCK      UNDERLYING      ALL OTHER
                                                       SALARY        BONUS          AWARD        OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR            ($)          ($)          ($)           (#)          ($)(1)
----------------------------------   -------------  -------------  -----------   ------------  ------------  ---------------
PETER J. KIGHT                          2002          $460,000   $203,320           $    0       300,000            $ 84,239
Chairman and Chief Executive            2001          $440,000   $257,400           $    0       200,000            $      0
Officer                                 2000          $420,000   $551,850(2)        $    0        50,000            $      0


PETER F. SINISGALLI                     2002          $355,000   $132,770           $    0       180,000            $ 10,623
President and Chief Operating           2001          $338,000   $167,310           $    0       120,000            $ 10,456
Officer                                 2000          $294,000   $326,865(2)        $312,756(3)   40,000            $  2,000


STEPHEN OLSEN                           2002          $250,000   $ 76,500           $    0        75,000            $ 10,882
Executive Vice President and            2001          $215,000   $ 77,400           $    0        25,000            $  2,000
General Manager, CheckFree              2000          $175,000   $101,500           $    0        52,500            $  2,000
Electronic Commerce Division


RANDAL A. MCCOY                         2002          $230,000   $ 62,560           $    0        40,000            $  5,500
Executive Vice President and            2001          $210,000   $ 75,600           $    0        25,000            $  2,000
Chief Technology Officer                2000          $175,000   $101,500           $    0         7,500            $  2,000


THOMAS STAMPIGLIA (4)                   2002          $224,000   $ 60,480           $    0        60,000            $  8,867
Executive Vice President and            2001          $215,000   $ 77,400           $    0        50,000            $ 10,505
President, Software Division            2000          $100,000   $ 58,000           $    0       100,000            $ 52,000


---------------------

(1) Includes matching contribution to our 401(k) Plan of $5,463 for Mr. Sinisgalli, $6,044 for Mr. Olsen, $5,550 for Mr. McCoy, and $3,482 for Mr. Stampiglia; a tax gross up for President's Club award of $5,160 for Mr. Sinisgalli, of $4,838 for Mr. Olsen and of $3,482 for Mr. Stampiglia; and a reimbursement of $84,239 made in fiscal 2002 for the tax implications of an inaccurate W-2 issued by us for the year ended December 31, 1996 on behalf of Mr. Kight. Includes matching contribution to our 401(k) Plan of $2,000 for Mr. Sinisgalli, Mr. Stampiglia and Mr. Olsen and a tax gross up for President's Club award of $8,456 for Mr. Sinisgalli and $8,505 for Mr. Stampiglia for fiscal 2001. Includes matching contribution to our 401(k) Plan of $2,000 for Mr. Sinisgalli, Mr. Stampiglia and Mr. Olsen and a $50,000 sign on bonus for Mr. Stampiglia for fiscal 2000.

(2) The fiscal 1999 bonuses for Messrs. Kight and Sinisgalli were deferred to fiscal 2000. As a result, an additional bonus of $156,000 for Mr. Kight and $92,400 for Mr. Sinisgalli over and above the fiscal 2000 bonus was earned for achievement of performance objectives.

(3) Upon his promotion to President in August 1999, Mr. Sinisgalli was awarded 12,000 shares of restricted common stock at a fair market value of $26.063 per share. The stock vests over a five year period dependent upon Mr. Sinisgalli's continued employment with us.

(4)  Mr. Stampiglia's employment with us began on January 3, 2000.


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning the grant of stock options to the named executive officers under our 1995 Stock Option Plan during the 2002 fiscal year:

                                               INDIVIDUAL GRANTS (1)

                          NUMBER OF
                          SECURITIES       % OF TOTAL                                  POTENTIAL REALIZED VALUE AT
                          UNDERLYING    OPTIONS GRANTED     EXERCISE                     ASSUMED ANNUAL RATES OF
                       OPTIONS GRANTED  TO EMPLOYEES IN      PRICE        EXPIRATION   STOCK PRICE APPRECIATION FOR
         NAME                (#)         FISCAL YEAR(2)    ($/SHARE)         DATE          OPTION TERMS (3)(4)
--------------------------------------------------------------------------------------------------------------------
                                                                                            5%($)         10%($)
                                                                                         ------------   ------------
Peter J. Kight              100,000           3.6%          $35.07           2011        $ 2,205,533    $ 5,589,255
                            200,000           7.1%          $16.04           2011        $ 2,017,494    $ 5,112,726

Peter F. Sinisgalli          60,000           2.1%          $35.07           2011        $ 1,323,320    $ 3,353,553
                            120,000           4.3%          $16.04           2011          1,210,496    $ 3,067,635

Stephen Olsen                35,000           1.2%          $35.07           2011        $   771,937    $ 1,956,239
                             40,000           1.4%          $16.04           2011        $   403,499    $ 1,022,545

Randal A. McCoy              35,000           1.2%          $35.07           2011        $   771,937    $ 1,956,239
                             25,000           0.9%          $16.04           2011        $   252,187    $   639,091

Thomas Stampiglia            35,000           1.2%          $35.07           2011        $   771,937    $ 1,956,239
                             25,000           0.9%          $16.04           2011        $   252,187    $   639,091


----------------------

(1)  This table covers the period from July 1, 2001 to June 30, 2002.

(2) Percentage is based upon 2,818,928 options granted to employees in fiscal 2002.

(3) The dollar amounts in these columns are the product of (a) the difference between (1) the product of the per share market price at the date of grant and the sum of 1 plus the assumed rate of appreciation (5% and 10%) compounded over the term of the option (ten years) and (2) the per share exercise price and (b) the number of shares underlying the grant.

(4) The appreciation rates stated are arbitrarily assumed, and may or may not reflect actual appreciation in the stock price over the life of the option. Regardless of any theoretical value which may be placed on a stock option, no increase in its value will occur without an increase in the value of the underlying shares. Whether an increase will be realized will depend not only on the efforts of the recipient of the option, but also upon conditions in our industry, competition, and economic conditions, over which the optionee may have little or no control.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides certain information regarding the number and value of stock options held by our named executive officers at June 30, 2002.


                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT FISCAL
                                                       OPTIONS AT FISCAL YEAR-END (#)        YEAR-END ($)(2)
                                                       -----------------------------  ------------------------------
                               SHARES
                              ACQUIRED
                                 ON         VALUE
                              EXERCISE    REALIZED
           NAME                  (#)        ($)(1)     EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----------------------------  ----------  -----------  ------------   --------------  -------------  ---------------
Peter J. Kight                 526,140    $7,144,981       400,000          650,000     $  89,000        $178,000

Peter F. Sinisgalli                  -      $     -        228,222          296,533     $ 12,570         $      -

Stephen Olsen                        -      $     -         85,784          135,833     $ 67,922         $ 32,362

Randal A. McCoy                      -      $     -         60,467          113,833     $ 37,000         $ 66,978

Thomas Stampiglia                    -      $     -         53,334          156,666     $      -         $      -


--------------------

(1) Value realized represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised. The value realized was determined without consideration for any taxes or brokerage expenses that may have been owed.

(2) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end ($15.64 on June 28, 2002). An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.


                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth additional information as of June 30, 2002, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights. The table does not reflect the shares covered by the 2002 Stock Incentive Plan being submitted for stockholder approval, which is discussed in this proxy statement beginning on page 21.

                                                                                                       NUMBER OF SECURITIES
                                                                                                     REMAINING AVAILABLE FOR
                                       NUMBER OF SECURITIES TO                                        ISSUANCE UNDER EQUITY
                                     TO BE ISSUED UPON EXERCISE      WEIGHTED-AVERAGE EXERCISE         COMPENSATION PLANS
                                       OF OUTSTANDING OPTIONS,          PRICE OF OUTSTANDING          (EXCLUDING SECURITIES
                                         WARRANTS AND RIGHTS        OPTIONS, WARRANTS AND RIGHTS     REFLECTED IN COLUMN (a))
                                                 (a)                           (b)                             (c)

Equity compensation plans approved
by security holders (1)                       8,084,673                       $ 34.25                 2,344,926
Equity compensation plans not
approved by security holders                          -                       $     -                         -

Total                                         8,084,673                       $ 34.25                 2,344,926


----------------

(1) Equity compensation plans approved by stockholders include the 1995 Stock Option Plan, the Amended and Restated Associate Stock Purchase Plan, the 1993 Stock Option Plan, the BlueGill Technologies, Inc. 1997 Stock Option Plan and the BlueGill Technologies, Inc. Amended and Restated 1998 Incentive and Non-Qualified Stock Option Plan.

EMPLOYMENT AND CONSULTING AGREEMENTS

     On May 1, 1997, Mr. Kight entered into an employment agreement with us. Mr. Kight's employment agreement provides for a minimum base salary and a covenant not to compete. Mr. Kight's minimum base salary was set at $300,000 until July 1, 1997, when it increased to $375,000. Mr. Kight's base salary was increased to $460,000 for fiscal 2002. Additionally, Mr. Kight received a stock option to purchase 200,000 shares of our common stock at $14.75 per share, the price per share on the date of the employment agreement. The covenant not to compete in Mr. Kight's employment agreement is for the time of employment, plus a one year period following termination of employment. If Mr. Kight's employment is terminated as a result of a change in control of our company, if Mr. Kight resigns after a change in control upon making a good faith determination that his employment status or responsibilities have been materially adversely affected, or if Mr. Kight's employment is terminated by us without cause, he is entitled to receive the greater of two times his average annual compensation or an amount equal to his basic salary and incentive compensation until June 30, 2002. The initial term of Mr. Kight's employment agreement expired on June 30, 2002, but renewed automatically for a twelve month period, and will continue to extend automatically on each July 1 for a twelve month period unless terminated by us or Mr. Kight as provided in the employment agreement.

     Under Mr. Kight's employment agreement, a change in control of our company includes the following events:

     - any person (other than a person in control of our company as of the effective date of the employment agreement, a trustee or other fiduciary holding securities under an employee benefit plan of our company, or a company owned directly or indirectly by our stockholders in substantially the same proportions as their ownership of our voting securities) acquiring beneficial ownership, directly or indirectly, of our securities representing a majority of the combined voting power of our then outstanding securities;

     - approval by our stockholders of: (i) a plan of complete liquidation of our company; (ii) an agreement for the sale or disposition of all or substantially all our assets; or (iii) a merger, consolidation, or reorganization of our company with or involving any other corporation in which our voting securities outstanding immediately prior to such transaction do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of our voting securities (or such surviving entity) outstanding immediately after such transaction; or

     - during any period of two consecutive years during the term of the employment agreement, individuals who at the beginning of such period constitute the board of directors of our company ceasing for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

A change in control shall not have occurred under the agreement if Mr. Kight is part of the purchasing group which consummates the change in control transaction. Mr. Kight shall be deemed "part of a purchasing group" if he is an equity participant or has been identified as a potential equity participant in the purchasing company or group except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the change in control by a majority of our non-employee continuing directors.

     On July 1, 2001, Mr. Polashock entered into a consultancy employment agreement with us. The agreement provided for Mr. Polashock to continue his direct employment with us through June 30, 2001. From July 1, 2001 through September 30, 2001, Mr. Polashock continued to be employed as a consultant to us and was compensated for his consulting services at a rate of $215,000 per year. During the consultancy period, Mr. Polashock's options continued to vest in accordance with their terms. Mr. Polashock's consultancy employment agreement with us terminated on October 1, 2001, upon his return as Executive Vice President and President of CheckFree Investment Services.

     The following Compensation Committee Report, Performance Graph, and Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

              REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Our Stock Option and Compensation Committee has the authority and responsibility to establish, determine and administer:

     -    our officer compensation policies;
     -    the salaries of our executive officers;
     -    the formula for bonus awards to our executive officers; and
     - the grants of stock options to our executive officers and other key employees under our 1995 Stock Option Plan.

Our Stock Option and Compensation Committee consists solely of independent non-employee directors. In general, the philosophy of our Stock Option and Compensation Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance as well as our performance. The preferred compensation policy of our Stock Option and Compensation Committee is to set base pay at the lower end of the comparable market ranges, establish performance based annual cash bonus opportunities, and grant significant option positions to key employees to provide greater long-term incentives.

     In fiscal 1997, we hired an outside consulting firm to perform an executive compensation survey for our company. The consulting firm was asked to prepare a survey reviewing base compensation, bonus programs, and stock options in relation to similarly situated companies. The survey concluded that our compensation is mixed when compared to the market, with some positions below market and others above market. After a complete review and discussion of the survey, our Stock Option and Compensation Committee agreed that we would move all executive officers to a July 1 compensation review and adjustment cycle effective July 1, 1997, to permit a more uniform review of executive compensation consistent with salary ranges established for executive positions. Also, based in part on the recommendation of the consulting firm, we entered into an employment agreement with Mr. Kight.

     Under the terms of Mr. Kight's employment agreement, which was effective May 1, 1997, the company increased his base salary for fiscal 2002 from $440,000 to $460,000. In addition, under his employment agreement, Mr. Kight received a one-time stock option grant of 200,000 shares at $14.75 per share, the fair market value of the shares on May 1, 1997. The option shares become 100% vested on May 1, 2003; provided, however, 20% of the option shares will vest and become exercisable at the end of each fiscal year 1998 through 2002 for which we attain at least 80% of the budgeted net income or not more than 120% of the budgeted net loss. The stock options also become 100% vested if we terminate Mr. Kight's employment without cause or upon a change in control of our company, as defined in the employment agreement. The term of the employment agreement is five years, with automatic one-year renewals thereafter.

     In addition to the recommendation of the outside consulting firm, the determination of executive officer base salaries for fiscal 2002 was based primarily on subjective factors, such as our Stock Option and Compensation Committee's perception of individual performance and the executive officer's contribution to our overall performance, and not on specific criteria. No specific weight was given to any of these factors because each of these factors was considered significant and the relevance of each varies depending upon an officer's responsibilities.

     In order to motivate management to meet both our short-term and long-term objectives, our Stock Option and Compensation Committee approved an Incentive Compensation Plan for certain executive officers in 1997. The bonuses for senior officers were based partially on the achievement of revenue targets and partially on the achievement of our operating income targets and, in appropriate cases, partially on achievement of revenue targets and partially on the achievement of operating income targets of our operating divisions. Mr. Kight received a bonus of $203,320 in fiscal 2002 under our Incentive Compensation Plan.

     In fiscal 2002, we updated the executive pay survey performed by the outside consulting firm for us in fiscal 1997. The update concluded that our compensation is mixed when compared to the market, with some positions below market and others above market. In general, the results of the update validated our approach to long-term incentives in the aggregate. After a complete review of the individual performance criteria discussed above and discussion of the survey, we approved annual base salaries with target performance bonus percentages for our executive officers for fiscal 2003, which included an increase in Mr. Kight's base salary from $460,000 to $500,000 for fiscal 2003.

     The purposes of our 1995 Stock Option Plan are to provide long-term incentives to key employees and motivate key employees to improve our performance and thereby increase our common stock price. Beginning in fiscal 1997, stock option awards are considered at the time of the hiring of key associates and annually for all key associates by our Stock Option and Compensation Committee. The value of the stock options awarded depends entirely on our stock performance over a period of time.

     Under the 1995 Stock Option Plan, however, we are limited solely to granting stock options to provide long-term incentives to our associates, consultants and non-employee directors. If approved by our stockholders at the annual meeting, the 2002 Stock Incentive Plan (the "2002 Plan") will allow us to provide other forms of incentives to our associates, consultants and non-employee directors through the issuance of stock options, as well as restricted stock awards, stock appreciation rights, performance units and performance shares. The 2002 Plan will replace our 1995 Stock Option Plan going forward, and will provide us with greater flexibility with respect to the types of awards that we may make to participants. The 1995 Stock Option Plan will continue to exist to the extent that options granted prior to the effective date of the 2002 Plan continue to remain outstanding.

     The number of shares of our common stock subject to the options granted during fiscal 2002 was determined based on a subjective evaluation of the past performance of the individual, the total compensation being paid to the individual, the individual's scope of responsibility, and the anticipated value of the individual's contribution to our future performance. No specific weight was given to any of these factors. Options awarded to each executive officer during previous years were reviewed by our Stock Option and Compensation Committee in determining the size of an option awarded for fiscal 2002.

     Each stock option awarded during fiscal 2002 had an exercise price equal to the fair market value of our underlying common stock on the date of the grant. Generally, stock options granted to our new employees vest and become exercisable at the rate of 20% per year if the option holder remains employed at the time of vesting and terminate ten years from the date of grant. Annual stock option grants to our key employees, however, typically vest and become exercisable at the rate of 33-1/3% per year if the option holder remains employed at the time of vesting and terminate ten years from the date of grant. Pursuant to our policy of granting stock options to key employees on a semi-annual basis:

     - on July 1, 2001, Mr. Kight was granted an option to purchase 100,000 shares at a price of $35.07 per share, the fair market value of the shares on June 29, 2001 (the last trading date prior to the grant date), vesting at the rate of 33-1/3% per year based on continued employment; and

     - on December 4, 2001, Mr. Kight was granted an option to purchase an additional 200,000 shares at a price of $16.04 per share, the fair market value of the shares on December 3, 2001 (the last trading day prior to the grant date), vesting at the rate of 33-1/3% per year based on continued employment.

     The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. Generally, we intend that compensation paid to covered employees shall be deductible to the fullest extent permitted by law. Our 1995 Stock Option Plan and our Incentive Compensation Plan are intended to qualify under Section 162(m).

                                  STOCK OPTION AND COMPENSATION COMMITTEE

                                     Eugene F. Quinn (Chairman)
                                     William P. Boardman
                                     James D. Dixon

                                PERFORMANCE GRAPH

                      COMPARISON OF CUMULATIVE TOTAL RETURN
             AMONG THE COMPANY, THE NASDAQ STOCK MARKET - U.S. INDEX
                AND THE S & P DATA & PROCESSING SERVICES SUPERCAP

     The following Performance Graph compares our performance with that of the Nasdaq Stock Market - U.S. Index and the S & P Data & Processing Services Supercap, which is a published industry index. The comparison of the cumulative total return to stockholders for each of the periods assumes that $100 was invested on September 27, 1995 (the effective date our common stock was registered under the Securities Exchange Act of 1934, as amended), in our common stock, and in the Nasdaq Stock Market - U.S. Index and the S & P Data & Processing Services Supercap and that all dividends were reinvested. We have decided to use the S & P Data & Processing Services Supercap in the comparison in place of the S & P Computer Software Services Index, which no longer exists. We are a member of the S & P Data & Processing Services Supercap.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG CHECKFREE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX,
               AND THE S & P DATA & PROCESSING SERVICES (SUPERCAP)


CHECKFREE CORP NEW
                                                           Cumulative Total Return
                                            -------------------------------------------------------------
                                             6/97       6/98       6/99       6/00       6/01       6/02
CHECKFREE CORPORATION                       100.00     167.02     156.38     292.56     198.98      88.74
NASDAQ STOCK MARKET (U.S.)                  100.00     131.62     189.31     279.93     151.75     103.32
S&P DATA & PROCESSING SERVICES SUPERCAP     100.00     120.61     155.41     190.00     223.14     208.49

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of our board of directors met eight times in fiscal 2002. Each member of our Audit Committee meets the independence standards and financial literacy requirements as established by Nasdaq. Our Audit Committee assists our board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by our board. On August 8, 2002, our board of directors amended our audit committee charter to address recent pronouncements by the Securities and Exchange Commission and the Nasdaq Stock Market. The full responsibilities of our Audit Committee are set forth in its amended charter, as adopted by our board of directors, a copy of which is attached to this proxy statement as Appendix A.

     In fulfilling its responsibilities, our Audit Committee recommended to our board the selection of Deloitte & Touche LLP as our independent public accountants. Our Audit Committee:

     (a) reviewed and discussed the audited financial statements with management;

     (b) discussed with Deloitte & Touche LLP the matters required to be discussed by SAS 61, as may be modified and supplemented;

     (c) received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the outside auditor the outside auditor's independence; and

     (d) after review and discussions referred to in paragraphs (a) through (c) above, recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission.

     Our Audit Committee provided guidance and oversight to our internal audit function including review of the organization, plans and results of this activity. In addition, our Audit Committee was afforded the routine opportunity to meet privately with each of our Chief Financial Officer, Chief Accounting Officer, members of our Internal Audit group, and Deloitte & Touche LLP, and were encouraged to discuss any matters they desired.

     Our Audit Committee also met with selected members of management and the independent public accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; critical accounting policies and estimates; highly judgmental areas; and audit adjustments whether or not recorded.

     In addition, our Audit Committee considered the quality and adequacy of our internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that our Audit Committee felt appropriate.

     Management's responsibility for financial reporting and the report and opinion of Deloitte & Touche LLP are filed separately in our Annual Report on the Form 10-K and should be read in conjunction with this letter and review of the financial statements.

     Based upon its work and the information received in the inquiries outlined above, our Audit Committee is satisfied that its responsibilities under the charter for the period ended June 30, 2002, were met and that our financial reporting and audit processes are functioning effectively.

                                               AUDIT COMMITTEE

                                                 James D. Dixon (Chairman)
                                                 Jeffrey M. Wilkins
                                                 Eugene F. Quinn

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Currently, Messrs. Boardman, Dixon, and Quinn, who are not employees, are members of our Stock Option and Compensation Committee. Since 1994, Mr. Kight has served as a member of Metatec International, Inc. and its predecessor's board of directors, of which Mr. Wilkins is Chairman.

TRANSACTIONS BETWEEN MICROSOFT CORPORATION AND CHECKFREE

     Mr. Levin, Vice President of Microsoft Corporation's Business Intelligence Applications group, serves on our board of directors. On September 1, 2000, we acquired TransPoint from Microsoft, First Data Corporation, and Citibank, N.A. in exchange for 17 million shares of our common stock. As part of the TransPoint acquisition, Microsoft received 8,567,250 shares of our common stock and obtained the right to nominate one director for election to our board of directors. As of June 30, 2002, Microsoft owned 9.7% of our outstanding common stock.

     In addition, we entered into a commercial alliance agreement with Microsoft as part of the TransPoint acquisition. Under the terms of the commercial alliance agreement, Microsoft, among other things, agreed to use us exclusively for all pay anyone and bill presentment services offered by Microsoft, subject to various exceptions for types of services not available from us and the provision of technology in various circumstances related to Microsoft's current business and product lines. The commercial alliance agreement also provided for a minimum fee and revenue guarantee to us of $120 million over the five year term of the agreement.

     During fiscal 2002, we earned $15.3 million of revenue from Microsoft in connection with the TransPoint acquisition and the commercial alliance agreement. In addition, during fiscal 2002, we incurred $0.6 million of expense to Microsoft for software user licenses.

TRANSACTIONS BETWEEN FIRST DATA CORPORATION AND CHECKFREE

     Mr. Duques, Chairman of First Data Corporation, serves on our board of directors. On September 1, 2000, we acquired TransPoint from First Data, Microsoft Corporation, and Citibank, N.A. in exchange for 17 million shares of our common stock. As part of the TransPoint acquisition, First Data received 6,567,250 shares of our common stock and obtained the right to nominate one director for election to our board of directors. As of June 30, 2002, First Data owned 6.3% of our outstanding common stock.

     In addition, we entered into a marketing agreement with First Data as part of the TransPoint acquisition. Under the terms of the marketing agreement, we agreed to use certain First Data payment processing services if, in each case in our reasonable judgment, substantially similar services are not then obtainable from a third party at an overall economic cost to us that is less than the overall economic cost to us of First Data's services. The marketing agreement also provided for a minimum revenue guarantee to us of $60 million over the five year term of the agreement.

     On January 10, 2002, we entered into a Processing Agreement for check processing services with Integrated Payment Systems Inc., a subsidiary of First Data Corporation, through our wholly-owned subsidiary CheckFree Services Corporation.

     During fiscal 2002, we earned $8.4 million of revenue from First Data in connection with the TransPoint acquisition and the marketing agreement. In addition, during fiscal 2002, we incurred $1.0 million of expense to First Data for check processing services.

TRANSACTIONS BETWEEN BANK OF AMERICA AND CHECKFREE

     Mr. Dixon, formerly Executive of Bankofamerica.com, a subsidiary of Bank of America, until his retirement in January 2002, serves on our board of directors. On September 28, 2000, we consummated a strategic alliance agreement with Bank of America whereby we acquired certain of Bank of America's electronic billing and payment assets and agreed to provide electronic billing and payment services to Bank of America's customers over the next ten years. Under the terms of the strategic alliance agreement, Bank of America received $35.0 million in cash, 10 million shares of our common stock and warrants to acquire an additional 10 million shares of our common stock which vest in stages based on achievement of performance targets. As of June 30, 2002, Bank of America owned 11.5% of our outstanding common stock. To date, none of the warrants are vested or exercisable.

     During fiscal 2002, we earned $60.0 million from Bank of America from a combination of electronic bill payment services, software licenses and related maintenance services, and portfolio management services. In addition, during fiscal 2002, we incurred $20.0 million of expense to Bank of America for system support services under the terms of the strategic alliance agreement.

MISCELLANEOUS

     On September 3, 1999, we made a loan to Mr. Sinisgalli in connection with a grant to him of 12,000 shares of restricted stock approved by our Stock Option and Compensation Committee on August 5, 1999. Under the terms of Mr. Sinisgalli's restricted stock award agreement, if he were to elect to accelerate the taxation of his restricted stock award under Internal Revenue Code Section 83(b), we would loan him an amount equal to 42% of the value of the award recognized by Mr. Sinisgalli to assist with payment of such taxes. Mr. Sinisgalli made an election under Section 83(b), and we loaned $126,302 to him at an annual interest rate of 5.98% (which rate adjusts on each annual anniversary date of the loan to the then applicable federal rate). The loan is evidenced by a promissory note and is secured by the 12,000 shares of restricted stock. The principal and interest is payable on the 10th anniversary of the date of the note, except that if Mr. Sinisgalli disposes of the shares before the ten year anniversary, he must pay us 42% of the proceeds of such disposition (but no more than the total amount of principal and interest due).

     Curtis A. Loveland, our Secretary, is a partner in the law firm of Porter, Wright, Morris & Arthur LLP, which firm serves as our outside general counsel. Mr. Loveland owns less than 1% of our outstanding common stock.

APPROVAL OF THE CHECKFREE CORPORATION 2002 STOCK INCENTIVE PLAN

     At the annual meeting, we will submit to stockholders a proposal to adopt the CheckFree Corporation 2002 Stock Incentive Plan (the "2002 Plan"). If adopted, the 2002 Plan will replace our 1995 Stock Option Plan (the "1995 Plan"), going forward, except that the 1995 Plan will continue to exist to the extent that options granted prior to the effective date of the 2002 Plan continue to remain outstanding. We are not asking for approval of any additional shares under the 2002 Plan that our stockholders have not already approved under the 1995 Plan. The total number of shares available for awards under the 2002 Plan will be no more than 6,000,000 shares, which represents the sum of (i) the number of shares that currently is available for issuance under the 1995 Plan, and (ii) the number of shares currently subject to outstanding options under the 1995 Plan (to the extent that such options under the 1995 Plan are forfeited or cancelled). We are seeking adoption of the 2002 Plan to provide us with greater flexibility than the 1995 Plan allows with respect to the types of awards that we may make to our associates, consultants, and non-employee directors.

     Our board of directors unanimously approved the adoption of the 2002 Plan on August 8, 2002. This summary of the principal features of the 2002 Plan is qualified in its entirety by the full text of the 2002 Plan, which we have attached to this proxy statement as Appendix B and which we incorporate herein by reference. A vote in favor of adopting the 2002 Plan will constitute approval of all terms of the 2002 Plan, including the adoption of all performance goals (as defined in the 2002 Plan) and other terms applicable to "Covered Officers" designated by the Committee.

PURPOSE

     The 2002 Plan is intended to further our growth and profitability by providing increased incentives to, and by encouraging share ownership on the part of, (1) associates of our company and of our affiliates ("Associates"), (2) consultants and advisers who provide significant services to us and to our affiliates ("Consultants"), and (3) directors of our company who are not employed by us or by any affiliates ("Non-Employee Directors"). Under our 1995 Plan, we are limited solely to granting stock options to provide such incentives to these individuals. If approved by our stockholders at the annual meeting, the 2002 Plan will allow us to provide other forms of incentives to Associates, Consultants and Non-Employee Directors through the issuance of stock options, as well as restricted stock awards, stock appreciation rights, performance units and performance shares.

GENERAL

     The 2002 Plan authorizes the granting of stock options, stock appreciation rights, restricted stock awards, performance units and performance shares (collectively, "Awards") to eligible participants. The aggregate number of shares of our common stock for which Awards may be granted under the 2002 Plan may include:

     -    authorized and unissued shares;
     -    shares purchased on the open market or in a private transaction; or
     -    shares held as treasury stock.

If our stockholders approve the 2002 Plan at the annual meeting, thereafter Awards will be made under the 2002 Plan instead of under the 1995 Plan. The market value of the 6,000,000 shares of our common stock to be subject to the 2002 Plan was approximately $74,220,000 at August 31, 2002. If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares will be available again for grants of Awards.

ADMINISTRATION OF THE 2002 PLAN

     The 2002 Plan is administered by a committee of our board of directors (the "Committee"). The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and as "outside directors" under section 162(m) of the Internal Revenue Code (the "Code"). Subject to the terms of the 2002 Plan, the Committee has the sole discretion to:

     - determine which Associates and Consultants will receive Awards, as well as the type and amount of Awards granted;
     - establish the terms and conditions of such Awards (other than options and restricted stock granted to Non-Employee Directors);
     - adopt, amend or revoke any procedures or rules for the administration of the 2002 Plan; and
     -    interpret the 2002 Plan and the Awards.

The Committee also is responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers (1) with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934 (each a "Section 16 Person"), or (2) in any way which would jeopardize the 2002 Plan's qualification under Section 162(m) of the Code or Rule 16b-3. The Committee may amend or terminate the 2002 Plan at any time and for any reason, but to the extent required under the Code and/or federal securities laws, material amendments to the 2002 Plan must be approved by our stockholders.

ELIGIBILITY TO RECEIVE AWARDS

     Non-Employee Directors, Associates and Consultants of our company and our affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the company) may be selected to receive one or more Awards. The estimated number of eligible participants in the 2002 Plan is approximately 2,300 persons. The actual number of participants who will receive Awards under the 2002 Plan cannot be determined because eligibility for participation in the Plan is at the discretion of the Committee. No participant may receive Awards covering more than 500,000 shares under the 2002 Plan during a Performance Period (as defined in the 2002 Plan). The 2002 Plan also permits Non-Employee Directors to elect to receive all or part of their annual retainer in shares of our common stock, and allows our board of directors, in its sole discretion, to grant options to purchase shares of our common stock as well as shares of restricted stock to Non-Employee Directors. Non-Employee Directors are not eligible for any of the other Awards available under the 2002 Plan.

AWARDS TO COVERED OFFICERS

     The Committee will designate, within 90 days of the beginning of each performance period (or such earlier or later date as is permitted or required by Section 162(m) of the Code), which executive officers are deemed to be "Covered Officers," the deductibility of whose compensation may be limited by Section 162(m) of the Code. All Awards to Covered Officers must be made in a manner that allows us to fully deduct the Award, unless the

Committee decides that compliance with Section 162(m) of the Code is not desired for any specified Award(s). In general, options granted at fair market value will qualify. All other Awards must depend on the achievement of one or more "performance goals," based on the business criteria of the type defined in the 2002 Plan, in amounts determined by the Committee within 90 days before the beginning of the performance period (or such earlier or later date as is permitted or required by Section 162(m) of the Code). Extraordinary events, as defined in the 2002 Plan, will either be excluded or included in determining whether performance goals are achieved, whichever will produce the higher Award. The Committee does, however, have the discretion to reduce or eliminate the amount of any Award, considering extraordinary events or other factors. Under no circumstances may an Award granted to a Covered Officer under the 2002 Plan be increased. Awards may be paid to Covered Officers only after the Committee has certified in writing that the performance goals have been achieved.

STOCK OPTIONS

     The Committee may grant incentive stock options, which may entitle the holder to favorable tax treatment, and/or nonqualified stock options. The Committee, in its sole discretion, may determine the number of shares of our common stock covered by each option, as well as the price of such shares; provided, however, that such price may not be less than 100% of the fair market value of a share of our common stock on the grant date, or 110% of fair market value if the participant owns stock representing more than 10% of the total combined voting power of all classes of stock of our company (or of our subsidiary).

     A participant must pay the exercise price of an option in full on the date of exercise. The exercise price may be paid: (1) in cash; (2) with the Committee's consent to the extent permitted by applicable law, by (a) tendering shares of our common stock already owned by the participant (which shares must have been held for at least six months and which will be valued at their fair market value on the date of tender), (b) with a full recourse promissory note for the portion of the exercise price that exceeds the par value of the shares being exercised (c) through a broker-assisted cashless exercise; or (3) by any other means which the Committee determines to be consistent with the Plan's purpose. At the time of exercise, the participant must also pay any taxes required to be withheld.

     Options will become exercisable, vest and terminate at the times and on the terms established by the Committee, provided, however, that an option granted to a Section 16 Person may not be exercisable until at least six months following the grant date. Options generally will not expire later than 10 years after the date of grant. Each option granted under the 2002 Plan will be evidenced by an award agreement specifying its terms.

STOCK APPRECIATION RIGHTS

     The Committee, in its sole discretion, may grant stock appreciation rights ("SARs") to Associates and Consultants either as a separate Award or together with an option. Upon exercise of an SAR, we will pay the participant an amount equal to: (1) the excess of the fair market value of a share on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of our common stock, as determined by the Committee. The 2002 Plan authorizes the Committee to determine the number of shares covered by each SAR, as well as the other terms and conditions of each SAR. SARs expire at the times established by the Committee, but subject to the same maximum time limits as are applicable to options granted under the 2002 Plan. Each SAR granted under the 2002 Plan will be evidenced by an award agreement specifying its terms.

RESTRICTED STOCK AWARDS

     The Committee may grant shares of restricted stock to Associates and Consultants in such amounts and on such terms and conditions as it determines in its sole discretion. Restricted stock awards are shares of our common stock that vest in accordance with terms established by the Committee in its discretion. For example, the Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with us for a specified period of time. Any performance measures may be applied on a company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities. A participant may not sell, transfer or otherwise dispose of shares of restricted stock granted under the 2002 Plan until the end of the applicable period of restriction. Each Award of restricted stock will be evidenced by an award agreement specifying its terms. Unless otherwise provided in the award agreement, during the period of restriction, participants holding shares of restricted stock may exercise full voting rights and will be entitled to receive all dividends and distributions paid with respect to such shares.

PERFORMANCE UNITS AND PERFORMANCE SHARES

     The Committee also may grant performance units and performance shares to Associates and Consultants in such amounts and on such terms and conditions as the Committee determines in its sole discretion. Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. Each performance share granted under the 2002 Plan will have an initial value equal to the fair market value of a share of our common stock on the grant date. Each performance unit will have an initial value that is established by the Committee at or prior to the time of its grant.

     Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. The applicable performance goals and all other terms and conditions of the Award are determined by the Committee and will be set forth in an award agreement. After a performance unit or share has vested, that is, after the applicable performance goal or goals have been achieved, the participant will be entitled to a payment of cash and/or common stock, as determined by the Committee. The Committee shall, in its sole discretion, determine whether performance goals have been achieved. The Committee also may reduce or waive any performance objectives for any performance units or shares, provided, however, that the performance period for an Award granted to a Section 16 Person may not be less than six months.

NON-EMPLOYEE DIRECTOR OPTIONS AND STOCK

     The 2002 Plan also allows the board of directors, from time to time and in its sole discretion, to grant nonqualified stock options to our Non-Employee Directors. The exercise price of each Non-Employee Director option will be 100% of the fair market value of the shares on the date of grant. Each such option will become exercisable in full one year after the date of grant, assuming continuous service as a Non-Employee Director.

     An option granted to a Non-Employee Director will expire upon the first to occur of the following events:

     -    ten years from the date of grant;
     - thirty days from the date of the director's termination of service from our board for a reason other than death, disability or retirement;
     - one year from the date of the director's termination of service from our board due to death or disability; or
     - three year's from the date of the director's termination of service from our board due to retirement.

     Each option granted to a Non-Employee Director will be evidenced by a written stock option agreement specifying its terms. The Non-Employee Director provisions of the 2002 Plan are administered by our board of directors rather than the Committee.

     The 2002 Plan also permits each Non-Employee Director to elect to forego receipt of all or a portion of the director's meeting fees in exchange for shares of our common stock having a fair market value equal to the amount of foregone compensation. The number of shares received will be determined by dividing the amount of foregone compensation by the fair market value of a share of our common stock on the date that the compensation otherwise would have been paid (rounded up to the nearest whole number of shares).

     In addition, Non-Employee Directors may be granted shares of restricted stock under the 2002 Plan in such amounts and on such terms and conditions as our board of directors determines in its sole discretion. See the section of this proxy statement entitled "Restricted Stock Awards" for additional information. Our board of directors, and not the Committee, shall oversee such awards made to Non-Employee Directors.

FORFEITURE

     If a participant or former participant engages in a breach of conduct, including conduct prejudicial to or in conflict with our company or an affiliate, or competes with any of the business of our company or an affiliate, the Committee may (1) cancel any outstanding and unexercised Award granted to the participant (whether or not vested), and/or (2) require that the participant reimburse us for any gain realized or payment received upon the exercise or payment of an Award within one year of the harmful behavior.

NONTRANSFERABILITY OF AWARDS

     Except for nonqualified stock options, Awards granted under the 2002 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, or pursuant to a qualified domestic relations order. Nonqualified stock options may be transferred for no consideration to family members or to trusts or other entities for their benefit, or to other persons, if approved by the Committee.

CHANGE IN CONTROL

     If our company undergoes a "change in control," all outstanding Awards granted under the 2002 Plan will fully vest and be immediately exercisable, despite any vesting periods specified in the 2002 Plan or in an applicable award agreement. For purposes of the 2002 Plan, a "change in control" shall be deemed to have occurred if, as a result of a tender offer, merger, consolidation, sale of assets or contested election, the persons who were our directors immediately before the change in control event cease to constitute a majority of our board or of the board of directors of any successor to our company. Any such event, however, will not be deemed a "change in control" if it has been approved by at least a majority vote of the members of our board in office immediately before the change in control. In addition, the board of directors may, in its discretion, accelerate the vesting of Awards in certain circumstances that do not constitute a "change in control" under the 2002 Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2002 PLAN

     Based on management's understanding of current federal income tax laws, the federal income tax consequences of the grant of Awards under the 2002 Plan are, generally, as follows:

     - A recipient of an option or SAR granted under the 2002 Plan will not have regular taxable income at the time of grant.

     - Upon exercise of a nonqualified stock option or SAR, the optionee generally must recognize taxable income in an amount equal to the fair market value on the date of exercise of the shares exercised, minus the exercise price. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss. The character of such capital gain or loss (short-term or long-term) will depend upon the length of time that the optionee holds the shares prior to the sale or disposition. Generally, such shares must be held at least 12 months in order for long-term capital gains tax rates to apply.

     - An optionee generally will not be required to recognize any regular taxable income upon the exercise of an incentive stock option. The optionee will have alternative minimum taxable income. An optionee will recognize ordinary taxable income upon the exercise of an incentive stock option if such optionee uses the broker-assisted cashless exercise method. Provided the optionee does not recognize regular taxable income upon exercise, the tax basis for the shares purchased is equal to the exercise price. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for specified holding periods.

     - A participant who receives restricted stock or performance units or shares will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares or units vest. Alternatively, with respect to restricted stock, a participant may elect under section 83(b) of the Code to be taxed at the time of receipt. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

     - At the Committee's discretion, a participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares withheld, or by delivering to the company already-owned shares, having a value equal to the amount required to be withheld.

     - We generally will be entitled to a tax deduction in connection with an Award made under the 2002 Plan only to the extent that the participant recognizes ordinary income from the Award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the our chief executive officer and to each of our other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as "performance-based" compensation under section 162(m) of the Code. The 2002 Plan has been designed so that, assuming its approval by our stockholders at the annual meeting, Awards to Covered Officers should qualify as performance-based compensation under section 162(m) of the Code.

WE DO NOT INTEND THE PRECEDING DISCUSSION TO BE A COMPLETE EXPLANATION OF ALL OF THE INCOME TAX CONSEQUENCES OF PARTICIPATING IN THE 2002 PLAN. PARTICIPANTS IN THE 2002 PLAN SHOULD CONSULT THEIR OWN PERSONAL TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE 2002 PLAN TO THEM, INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAXES, AND ANY CHANGES IN THE FEDERAL TAX LAWS FROM THE DATE OF THIS PROXY STATEMENT.

AWARDS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS

     As described above, the Committee has discretion to determine the number and type of Awards to be granted to Associates and Consultants, and our board of directors is authorized to establish the terms of option grants and restricted stock grants to our Non-Employee Directors. Accordingly, the actual number and type of Awards to be granted in the future under the 2002 Plan cannot be determined at this time.

REQUIRED VOTE

     The adoption of the 2002 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the annual meeting.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2002 STOCK INCENTIVE PLAN.

AMENDMENT TO THE CHECKFREE CORPORATION ASSOCIATE STOCK PURCHASE PLAN

     The proposed amendment to our Associate Stock Purchase Plan would increase the number of shares of our common stock subject to the plan from 1,000,0000 shares to 2,000,000 shares. Our board of directors unanimously approved this amendment on September 16, 2002. This summary of the principal features of the Associate Stock Purchase Plan is qualified in its entirety by the full text of the Second Amended and Restated Associate Stock Purchase Plan (the "Associate Plan"), which we have attached to this proxy statement as Appendix C and which we incorporate herein by reference.

     The Associate Plan is an arrangement under which employees of our company and our subsidiaries may purchase our common stock at a discounted price through payroll deductions. Through the Associate Plan, we intend to:

     - align our employees' interests with those of our stockholders, encourage our employees' ownership interest in our company, and encourage them to remain with our company;
     - attract individuals with a high degree of training, experience, expertise and ability and provide an opportunity to such individuals to acquire a proprietary interest in our success; and
     -    provide incentives to employees of our company and our subsidiaries.

     The Associate Plan is administered by the Stock Option and Compensation Committee of our board of directors (the "Committee"), or any other committee of members of the board that our board of directors appoints to administer the Associate Plan. The Committee may delegate its authority to an administrator.

     Any individual who is an employee of our company or any approved subsidiary of our company whose customary employment with us or with any approved subsidiary is at least twenty (20) hours per week, and who has been employed by us for a period of at least ninety (90) days, is eligible to participate in the Associate Plan. The number of eligible participants in the Associate Plan as of August 31, 2002, was approximately 2,300 persons.

     Notwithstanding the eligibility provisions described above, no employee of our company or any approved subsidiary may be granted an option to purchase our common stock under the Associate Plan: (i) if, immediately after the grant, such employee would own capital stock of our company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of our company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of our company and our subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time.

     Eligible employees are entitled to participate in one or both of the offering periods ("Offering Periods") conducted under the Associate Plan during each calendar year. The Offering Periods commence January 1 and July 1 of each year and end on the following June 30 or December 31, respectively, provided, however, that the Committee may change the duration of the Offering Periods. An option granted under the Associate Plan may not be exercisable more than twenty-seven (27) months from its date of grant. During each Offering Period, eligible employees may direct and authorize us to make payroll deductions during the Offering Period in an amount from one percent (1%) to fifteen percent (15%) of such employee's compensation which he or she receives during the Offering Period. All payroll deductions made for a participant are credited to his or her account under the Associate Plan. A participant may not make additional payments into such account. Our board of directors may limit the number of shares of our common stock that participants can acquire in any Offering Period by giving notice to employees prior to the beginning of such Offering Period.

     On the first day of each Offering Period, each eligible employee participating in the Offering Period is granted an option to purchase on the last day of each Offering Period (at the applicable purchase price) up to a number of shares of our common stock determined by dividing such employee's payroll deductions accumulated during the Offering Period by the applicable purchase price. We do not receive any consideration for the grant of any options.

     On the last day of each Offering Period, each participating employee purchases shares at a purchase price per share in amount equal to eighty-five percent (85%) of the fair market value of a share of our common stock on the first trading day of each Offering Period or on the last trading day of each Offering Period, whichever is lower.

     A participant in the Associate Plan may discontinue his or her participation in the plan by notifying us. Unless allowed by the Committee, a participant in the Associate Plan may not increase or decrease his or her participation in the Associate Plan during an Offering Period. If our stockholders approve the amendment to the Associate Plan at the annual meeting, the maximum number of shares of our common stock which will be issued pursuant to the Associate Plan will be 2,000,000 shares, subject to appropriate adjustment if there is any increase, reduction, or change or exchange of our common stock for a different number or kind of shares or other securities of our company due to a reclassification, recapitalization, merger, consolidation, reorganization, share dividend, share split or reverse split, combination or exchange of shares, repurchase of our common stock or change in corporate structure. The Committee will conclusively determine such appropriate adjustments, if any, to be made under the Associate Plan. The market value of the 2,000,000 shares of our common stock to be subject to the Associate Plan was approximately $24,740,000 at August 31, 2002.

     Our board of directors may at any time and for any reason, no more than once every six months, amend, modify, suspend or terminate the Associate Plan, provided no such termination can affect options previously granted. The Associate Plan will automatically terminate on December 31, 2006, unless our board of directors terminates it before that time.

FEDERAL INCOME TAX CONSEQUENCES OF THE ASSOCIATE PLAN

     Options granted under the Associate Plan are intended to constitute qualified stock options in an "employee stock purchase plan" under Section 423 of the Code. Generally, a participant will not realize taxable income at the time an option is granted under the Associate Plan ( i.e., the "Enrollment Date," as defined in the Associate Plan) or at the time of purchase of shares of our common stock under the Associate Plan. If a participant disposes of the shares (other than a transfer by a decedent to his or her estate) two years or more after the date of the grant of the option and at least one year after acquiring such shares, he or she will recognize as ordinary income (and not as gain upon the sale or exchange of a capital asset) an amount equal to the lesser of (1) the excess of the amount realized on the disposition of the shares over the amount paid for such shares, or (2) 5% of the fair market value of the shares at the time of grant of the option.

     In addition, a participant may incur a capital gain in an amount equal to the difference between the sale price of the shares and the basis in the shares (i.e., purchase price plus the amount, if any, taxed to the participant as ordinary income described above).

     Upon disposition of the shares (including any gifts of shares) within two years after the date when a participant is granted an option or within one year after the date a participant acquires such shares, the participant generally will have ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the amount paid for the shares. In addition, the participant may incur a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and basis in the shares (i.e., purchase price plus the amount, if any, taxed to the participant as ordinary income as described above).

     If the sale of shares acquired upon the exercise of an option could subject a participant to liability under Section 16(b) of the Securities Exchange Act of 1934, the time for determining the amount of ordinary income, for reporting such income, and for commencing the holding period for capital gains purposes is postponed until the restrictions of Section 16(b) no longer apply. The amount of ordinary income reportable and the amount of our corresponding deduction will be measured by the excess of the fair market value per share on such later date over the exercise price paid for the shares. By making an appropriate election under Section 83(b) of the Code within 30 days of the exercise date of an option, however, a participant may treat the acquired shares for income tax purposes as if they were not restricted under said Section 16(b).

     Upon a disposition of any shares of our common stock received upon the exercise of any option under the Associate Plan or any event resulting in taxable compensation to a participant, we will have the right to require the participant to remit to us an amount sufficient to satisfy all federal, state and local requirements as to income tax withholding and employee contributions to employment taxes or, alternatively, in the Committee's sole discretion, we may withhold all such amounts from other cash compensation then being paid to the participant by us.

WE DO NOT INTEND THE PRECEDING DISCUSSION TO BE A COMPLETE EXPLANATION OF ALL OF THE INCOME TAX CONSEQUENCES OF PARTICIPATING IN THE ASSOCIATE PLAN. PARTICIPANTS IN THE ASSOCIATE PLAN SHOULD CONSULT THEIR OWN PERSONAL TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE ASSOCIATE PLAN TO THEM, INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAXES, AND ANY CHANGES IN THE FEDERAL TAX LAWS FROM THE DATE OF THIS PROXY STATEMENT.

AWARDS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS

     The following table sets forth information regarding shares purchased under the Associate Plan as of June 30, 2002, the last day of the most recent Offering Period, by:

     -    each of our named executive officers;
     -    our executive officers as a group; and
     -    our non-executive employees as a group.

Our non-employee directors do not participate in the Associate Plan. Because participation in the Associate Plan is voluntary, the benefits or amounts that will be received in the future by any person or group under the Associate Plan presently cannot be determined.

                                                                  Shares of Common Stock
                                                                   Purchased under the
Name                                                                 Associate Plan(1)
----                                                                 -----------------

Peter J. Kight............................................                       -
Peter F. Sinisgalli.........................................                 5,745
Stephen Olsen..............................................                  1,776
Randal A. McCoy............................................                      -
Thomas Stampiglia..........................................                  1,710

All Current Executive Officers as a Group (including the
above)......................................................                16,005

All Non-Executive Employees as a Group.....................                725,241


--------------------

(1) Shares were purchased at a price per share equal to 85% of the fair market value of a share of our common stock on the first trading day of each Offering Period, or the last trading day of each Offering Period, whichever was lower.

REQUIRED VOTE

     The approval of the amendment to the Associate Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the annual meeting.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE ASSOCIATE STOCK PURCHASE PLAN.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the year ended June 30, 2002, except for one late Form 4 filing for Mr. Stampiglia.

INDEPENDENT PUBLIC ACCOUNTANTS

     Our board of directors has appointed Deloitte & Touche LLP, independent public accountants, as our auditors for fiscal 2003. Deloitte & Touche LLP has served as our independent public accountants since 1981. Our board of directors believes that the reappointment of Deloitte & Touche LLP for fiscal 2003 is appropriate because of the firm's reputation, qualifications, and experience. Representatives of Deloitte & Touche LLP will be present at our annual meeting and will have an opportunity to make a statement if they desire to do so. These representatives will be available to respond to appropriate questions.

FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001

     The following table shows the aggregate fees billed to us by our independent public accountants, Deloitte & Touche LLP, for services rendered during the fiscal year ended June 30, 2002.

                                  DESCRIPTION OF FEES                          AMOUNT
          ----------------------------------------------------------------  --------------
          Audit Fees (1)                                                      $ 345,479
          Financial Information Systems Design and Implementation Fees        $       -
          All Other Fees (2)                                                  $ 889,683


--------------

(1) Includes fees for audits for fiscal 2002, financial statements and reviews of the related quarterly financial statements.

(2) The Audit Committee of our board of directors has considered whether the rendering of such non-audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant's independence.

PROPOSALS BY STOCKHOLDERS FOR 2003 ANNUAL MEETING

     If any of our stockholders wishes to submit a proposal to be included in next year's proxy statement and acted upon at our 2003 annual meeting of stockholders, the proposal must be received by our Corporate Secretary at our principal executive offices, 4411 East Jones Bridge Road, Norcross, Georgia 30092, prior to the close of business on June 6, 2003. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation to our 2003 annual meeting of stockholders will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after August 20, 2003.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

     The SEC recently adopted amendments to its rules regarding delivery of proxy statements and annual reports to stockholders sharing the same address. We may now satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can also result in significant cost savings for us. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement or annual report, as requested, to a stockholder at a shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, you can request a separate copy of the proxy statement or annual report by writing to us at the following address: Investor Relations, CheckFree Corporation, 4411 East Jones Bridge Road, Norcross, Georgia 30092, Attention: Tina Moore, or by telephoning us at (678) 375-3000.

     If you are currently a stockholder sharing an address with another CheckFree stockholder and wish to have your future proxy statements and annual reports householded, please contact us at the above address or telephone number.

OTHER MATTERS

     As of the date of this proxy statement, our management knows of no other business that will come before the annual meeting. Should any other matter requiring a vote of the stockholders arise, the proxy in the enclosed form confers upon the persons designated to vote the shares discretionary authority to vote with respect to these matter in accordance with their best judgment.

     Our 2002 Annual Report to Stockholders, including financial statements, was furnished to our stockholders prior to or concurrently with the mailing of this proxy material.

                                     By Order of the Board of Directors,

                                     Curtis A. Loveland
                                     Secretary

                                                                      APPENDIX A

                              CHECKFREE CORPORATION

                 A COMPANY LISTED ON THE NASDAQ NATIONAL MARKET

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                            As Adopted August 8, 2002

     This Charter sets forth the role and responsibilities of the Audit Committee of the Board of Directors of the Company in its financial reporting system. The Audit Committee generally oversees and monitors management's and the outside auditors' participation in the financial reporting process. The outside auditor for the Company is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor proposed for shareholder approval).

RESPONSIBILITIES

     The Audit Committee is appointed by the Board to assist the Board in, among other things:

     (1)  monitoring the integrity of the financial statements of the Company,

     (2) requiring that the outside auditor submits on a periodic basis, but at least annually, to the Audit Committee a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1 and actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the outside auditor,

     (3) reviewing and assessing the adequacy and appropriateness of this Charter, at least annually,

     (4) making such reports as are required by the Securities and Exchange Commission, and

     (5) making recommendations to the Board with respect to the selection, evaluation, and where appropriate, replacement of the Company's outside auditor.

The Audit Committee shall have such other responsibilities as are required by the Nasdaq Stock Market and the Securities and Exchange Commission.

MEMBERSHIP REQUIREMENTS

     The Audit Committee shall consist of three members. Each member of the Audit Committee shall meet the independence standards and financial literacy requirements as established from time to time by the Nasdaq Stock Market. Under the Nasdaq Stock Market rules, one Audit Committee member may be a non-independent director as long as:

     (1)  he or she is not a current employee,

     (2)  he or she is not an immediate family member of a current employee, and

     (3) the Board determines that membership on the Audit Committee by that individual is required by the best interests of the corporation and its shareholders and this is disclosed in the next proxy statement along with the reasons for the Board's determination.

The members of the Audit Committee are appointed by the Board. The Audit Committee members shall select a Chair, who shall be an "Independent Director," as defined in the listing standards of the Nasdaq Stock Market.

AUTHORITY

     The Audit Committee shall have the authority to retain special legal, accounting, or other consultants to advise the Committee with respect to its responsibilities and authority hereunder, to retain professionals and advisors to assist the Audit Committee in maintaining or improving its financial literacy, and to incur any expenses related to any of the foregoing. The Audit Committee may require any officer or employee of the Company or the Company's internal or outside counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may not, however, knowingly cause the Company's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine. The Audit Committee shall also have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisers to assist in the conduct of any investigation.

PROCESSES

     The Audit Committee, in fulfilling its responsibilities and in the exercise of its authority, during each of the periods indicated, shall:

     A.   QUARTERLY

          (1) Maintain minutes of its meetings (which may, if needed to protect privilege, be confidential) and make regular reports to the Board of Directors.

          (2) Review with management and the outside auditor the Company's quarterly financial statements, including the results of the financial statement review completed by the outside auditor prior to the release of quarterly earnings.

          (3) Review an analysis prepared by management and the outside auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          (4) Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          (5) Review with management and the outside auditor changes in the selection, application, and disclosure of the Company's critical accounting policies disclosed in the Company's last Form 10-K.

          (6) Receive periodic reports from the independent auditor regarding the auditor's independence, discuss the reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     B.   ANNUALLY

          (1) Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          (2) Review an analysis prepared by management and the outside auditor of significant financial reporting issues and judgments made in connection with the preparation of the

               Company's financial statements, including an analysis of the effect of alternative generally accepted accounting principles methods on the Company's financial statements.

          (3) Review with management and the outside auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

          (4) Review with management and the outside auditor the changes in selection, application, and disclosure of the Company's critical accounting principles in the Company's Form 10-K.

          (5) Engage in proactive discussions with management and the outside auditor regarding key accounting judgments, including documenting why and how critical accounting principles were selected, how the critical accounting principles were applied, and the basis for believing that the critical accounting principles selected fairly present the Company's actual status.

          (6) Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          (7) Prepare the Audit Committee Report as required by the rules of the Securities and Exchange Commission, to be included in the Company's annual proxy statement, stating whether:

               (a) The Audit Committee reviewed and discussed the audited financial statements with management;

               (b) The Audit Committee discussed with the outside auditor the matters required to be discussed by SAS 61, as may be modified or supplemented;

               (c) The Audit Committee received the written disclosures and the letter from the outside auditor required by Independence Standards Board Standard No. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES), as may be modified or supplemented, and has discussed with the outside auditor the outside auditor's independence; and

               (d) Based on the review and discussions referred to in paragraphs (a) through (c) above, whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

          (8) Provide the Board with such information and assurances as are reasonably necessary to assure that each member of the Audit Committee is an Independent Director.

          (9) Obtain from the outside auditor disclosures of indicia of corporate fraud, illegal acts, related party transactions and/or going concern issues that may have been raised during an audit or review.

          (10) Meet with the outside auditor prior to the audit to review the planning and staffing of the audit.

          (11) Obtain reports from management, the Company's senior internal auditing executive (if any), and the outside auditor, that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct, including disclosures of insider and affiliated party transactions.

          (12) Review and discuss with the outside auditor any problems or difficulties the outside auditor may have encountered in the course of the audit. Such review should include:

               (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management.

               (b)  Any changes required in the planned scope of any audit.

               (c) An assessment of the accounting function, including the internal audit department, if one exists, and its and their responsibilities, budget and staffing.

          (13) Review and discuss any management letter provided by the outside auditor, and the Company's response to that letter.

          (14) Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct.

          (15) Review and discuss with the Company's inside General Counsel (if applicable) and principal outside Counsel those legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          (16) Meet at least annually with the chief financial officer, any senior internal auditing executive and the outside auditor in separate executive sessions.

          (17) Review and discuss major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditor, any internal auditors or management.

          (18) Approve the fees to be paid to the outside auditor.

          (19) Approve the retention of the outside auditor for any non-audit service and the fee for such service, and consider whether the outside auditor's performance of information technology and other non-audit services is compatible with the auditor's independence.

          (20) Review and discuss the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

          (21) Review and discuss the appointment and replacement of the senior internal auditing executive.

          (22) Review and discuss the significant reports to management prepared by the internal auditing department and management's responses.

          (23) Review and discuss with management and the outside auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve or arbitrate disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the Company's Code of Business Conduct.

                                                                      APPENDIX B


                              CHECKFREE CORPORATION

                            2002 STOCK INCENTIVE PLAN

     1. PURPOSE OF THE PLAN. This plan (the "Plan") is intended as an incentive to further the growth and profitability of the Company and to encourage stock ownership on the part of (a) associates of the Company and its Affiliates, (b) consultants and advisers who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are not associates of the Company. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate Associates, Consultants, and Directors with training, experience, and ability. All management and Associates, Consultants and Directors of the Company are eligible to receive Awards under the Plan.

     2. EFFECTIVE DATE. The Plan shall become effective on November 6, 2002 (the "Effective Date"), subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present, in person or by proxy, and entitled to vote at the 2002 Annual Meeting of Stockholders.

     3. ADMINISTRATION.

          3.01 ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee of the Board. If any class of equity securities of the Company is registered under section 12 of the Exchange Act, all members of the Committee will be "non-employee directors" as defined in Rule 16b-3(b)(2)(i) promulgated under the Exchange Act (or any successor rule of like tenor and effect) and "outside directors" as defined in section 162(m) of the Code and the regulations promulgated thereunder.

          3.02 AUTHORITY OF THE COMMITTEE. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it may deem appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with, the Plan or the Awards granted thereunder as it may deem necessary or advisable, including, but not limited to, the power to (a) determine which Associates and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options and Restricted Stock granted to Non-Employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Associates, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Subject to the terms and provisions of the Plan, the Committee, in its sole discretion, may grant, at any time and from time to time as determined by the Committee, Options, SARs, Restricted Stock, Performance Units, Performance Shares, or a combination thereof.

          3.03 NON-EMPLOYEE DIRECTORS. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options, Restricted Stock and any Shares granted to Non-Employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

          3.04 DECISIONS BINDING. All actions, determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be liable for any action taken or determination made relating to the Plan, except for gross negligence or willful misconduct.

          3.05 DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; PROVIDED, HOWEVER, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3 of the Exchange Act.

          3.06 INDEMNIFICATION. Each member of the Committee shall be indemnified by the Company against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent shall not be unreasonably withheld) reasonably incurred by such member in connection with any action taken in relation to the Plan to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification shall be in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

     4. STOCK SUBJECT TO PLAN.

          4.01 NUMBER OF SHARES. The stock subject to Awards under the Plan shall be shares of the common stock, $.01 par value, of CheckFree Corporation (the "Shares"). The Shares issued pursuant to Awards granted under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, Shares held as treasury stock, or Shares which remain available for future awards under the Company's 1995 Stock Option Plan, as amended, as of the Effective Date of this Plan (including Shares represented by awards under the Company's 1995 Stock Option Plan which are forfeited, expire, cancelled without delivery of shares, or otherwise result in return of Shares to the Company). The aggregate number of Shares for which Awards may be granted under the Plan shall not exceed 6,000,000 Shares, subject to adjustment in accordance with the terms of Section 4.04 hereof.

          4.02 LAPSED AWARDS. Any Shares subject to an Award which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to any forfeiture hereunder may again be the subject of an Award under the Plan.

          4.03 EXERCISE; PROCEEDS. The Committee, in its sole discretion, may permit the exercise or issuance of any Award as to full Shares or fractional Shares. Proceeds from the sale of Shares under Awards shall constitute general funds of the Company.

          4.04 STOCK SPLITS; MERGERS; REORGANIZATIONS.

               (a) In the event of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization, the aggregate number of Shares for which Awards may be granted under this Plan, the number of Shares subject to outstanding Awards and the Exercise Price of the Shares subject to outstanding Options shall be proportionately adjusted or substituted to reflect the same. The Committee shall make such other adjustments to the Awards, the provisions of the Plan and the Awards Agreements, which adjustments may provide for the elimination of fractional Shares.

               (b) In the event of a change of the Company's common stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Award under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

     5. STOCK OPTIONS.

          5.01 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Associates and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. More than one Option may be granted to an individual under the Plan.

     5.02 AWARD AGREEMENT.

               (a) Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

               (b) The Committee may grant Options having terms and provisions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

          5.03 EXERCISE PRICE. Subject to the provisions of this Section 5.03, the Exercise Price for each Option granted under the Plan shall be determined by the Committee in its sole discretion.

               5.03.1 FAIR MARKET VALUE. The Exercise Price of any Option granted under the Plan shall be not less than the Fair Market Value of a Share on the Grant Date.

               5.03.2 INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, no Incentive Stock Option may be granted to an Associate (together with persons whose stock ownership is attributed to the Associate pursuant to section 424(d) of the Code) who, on the Grant Date, is considered under Section 422(b)(6) of the Code to own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary corporation; PROVIDED, HOWEVER, this restriction shall not apply if at the time such Incentive Stock Option is granted the Exercise Price of such Incentive Stock Option shall be at least 110% of the Fair Market Value of such Share.

               5.03.3 SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 5.03.1 and 5.03.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Associates or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

          5.04 EXPIRATION OF OPTIONS.

               5.04.1 EXPIRATION DATES. Each Option shall terminate no later than the first to occur of the following events:

                         (a) The date for termination of the Option set forth in
                    the written Award Agreement;

                         (b) The expiration of ten (10) years from the Grant
                    Date (except as provided in Section 5.08.4 regarding Incentive Stock Options);

                         (c) Upon Termination of Service For Cause;

                         (d) The expiration of thirty (30) days from the date
                    and time of the Participant's Termination of Service for a reason other than the Participant's death, Disability, or Retirement, or Termination of Service For Cause, unless the Committee in its sole discretion elects to extend the exercisability of an Option to not more than three (3) months from Termination of Service;

                         (e) The expiration of one (1) year from the date of the
                    Participant's death or the Participant's Termination of Service by reason of death or Disability (except as provided in Section 5.08.2 regarding Incentive Stock Options);

                         (f) The expiration of three (3) years from the date of
                    the Participant's Termination of Service by reason of Retirement (except as provided in Section 5.08.2 regarding Incentive Stock Options); or

                         (g) Upon the Committee's determination that, after a
                    Participant's Termination of Service, the Participant engages or engaged in employment or activities contrary, in the sole opinion of the Committee, to the best interests of the Company.

               5.04.2 COMMITTEE DISCRETION. Subject to the limits of Sections 5.04.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section
5.08.4 regarding Incentive Stock Options).

          5.05 EXERCISABILITY OF OPTIONS. Options granted under the Plan will be exercisable at such times and be subject to such terms and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. In no event, however, may any Option granted to a Section 16 Person be exercisable until at least six (6) months following the Grant Date.

          5.06 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Company's Chief Financial Officer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

          On the date of exercise of an Option, the Participant or other person exercising the Option shall make full payment of the Exercise Price (a) in cash;
(b) with the consent of the Committee, by tendering previously acquired Shares which have been held by the Participant for at least six months (valued at their Fair Market Value as of the date of tender); (c) with the consent of the Committee, and to the extent permitted by applicable law, with a full recourse promissory note of the Participant for the portion of the Exercise Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee and in cash for the par value of the Shares; (d) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan (e) with the consent of the Committee, any combination of (a), (b), (c), or (d); or (f) with the consent of the Committee, if the Shares subject to the Option have been registered under the Securities Act, and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:

                    (i) written instructions to forward a copy of such notice of exercise to a broker or dealer as defined in Section 3(a)(4) and 3(a)(5) of the Exchange Act, and designated in such notice ("Broker"), and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                    (ii) a copy of irrevocable instructions to the Broker to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option.

               If previously acquired Shares are to be used to pay the Exercise Price of an Incentive Stock Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such Shares and their transfer in payment of the exercise price satisfy the requirements of
Section 422 of the Code and other applicable laws.

               As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

          5.07 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of the Nasdaq Stock Market or any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

          5.08 CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS. Notwithstanding anything to the contrary contained in this Section 5, the following provisions shall apply to any Incentive Stock Option granted pursuant to the Plan.

               5.08.1 EXERCISABILITY. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Associate during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. If an Incentive Stock Option which exceeds the $100,000 limitation of this Section 5.08.1 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Stock Option pursuant to Section 422(d) of the Code. Except as otherwise expressly provided in the immediately preceding sentence, this Section
5.08.1 has no application to Options granted under the Plan as Nonqualified Stock Options.

               5.08.2 TERMINATION OF SERVICE. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, or (b) the Award Agreement or the Committee permits later exercise, in which case the Incentive Stock Option shall be deemed a Nonqualified Stock Option.

               5.08.3 COMPANY AND SUBSIDIARIES ONLY. Incentive Stock Options may be granted only to persons who are Associates of the Company or a Subsidiary on the Grant Date.

               5.08.4 EXPIRATION. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; PROVIDED, HOWEVER, that if the Option is granted to an Associate who, together with persons whose stock ownership is attributed to the Associate pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

          5.09 SPECIAL VESTING RULE FOR DEATH AND DISABILITY. Unless and until an Option is earlier terminated pursuant to Section 5.04, the time elapsed from the date of death or the date of a Participant's Termination of Service by reason of a Participant's Disability to the date of an exercise of an Option shall accrue toward any vesting requirements in the Award Agreement evidencing such Option as if the Participant had remained employed by the Company.

          5.10 SPECIAL RULE FOR RETIREMENT. Unless and until an Option is earlier terminated pursuant to Section 5.04, the time elapsed from the date of a Participant's Termination of Service by reason of a Participant's Retirement to the date of an exercise of an Option shall accrue toward any vesting requirements in the Award Agreement evidencing such Option as if the Participant had remained employed by the Company; PROVIDED, HOWEVER, notwithstanding the foregoing, at the time of the exercise of an Option by a Participant following Termination of Service by reason of Retirement, the Participant must represent and warrant to the Company that he or she has been in material compliance with the terms and conditions of the Retirement Agreement with the Company; and PROVIDED, FURTHER, that in the event the Participant violates the Retirement Agreement, all of the Participant's unexercised Options shall immediately terminate and the Participant shall return to the Company the economic value of any Option which was realized or obtained (measured at the date of exercise) by the Participant after the violation of the Retirement Agreement.

     6. STOCK APPRECIATION RIGHTS.

          6.01 GRANT OF SARS; EXERCISE PRICE AND OTHER TERMS.

                    (a) Subject to the terms and conditions of the Plan, a SAR may be granted to Associates and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

                    (b) The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option. In no event shall an SAR granted to a Section 16 Person become exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          6.02 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

          6.03 EXERCISE OF FREESTANDING SARS. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          6.04 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          6.05 EXPIRATION OF SARS. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.04 also shall apply to SARs.

          6.06 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                    (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                    (b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, payment for an SAR may be in cash, Shares or a combination thereof.

     7. RESTRICTED STOCK.

          7.01 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Associates and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

          7.02 RESTRICTED STOCK AGREEMENT. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          7.03 TRANSFERABILITY. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

          7.04 OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.04. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

          7.05 REMOVAL OF RESTRICTIONS. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions; PROVIDED, HOWEVER, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section
7.04 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

          7.06 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

          7.07 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the Exchange Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

          7.08 RETURN OF RESTRICTED STOCK TO COMPANY. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

     8. PERFORMANCE UNITS AND PERFORMANCE SHARES.

          8.01 GRANT OF PERFORMANCE UNITS/SHARES. Performance Units and Performance Shares may be granted to Associates and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

          8.02 INITIAL VALUE. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

          8.03 PERFORMANCE OBJECTIVES AND OTHER TERMS. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The determination of whether performance objectives have been achieved shall be in the sole discretion of the Committee.

          8.04 EARNING OF PERFORMANCE UNITS AND PERFORMANCE SHARES. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          8.05 FORM AND TIMING OF PAYMENT. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in cash, Shares or a combination thereof

          8.06 CANCELLATION. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

     9. NON-EMPLOYEE DIRECTORS.

          9.01 GRANTING OF OPTIONS. If any class of equity securities of the Company is registered under Section 12 of the Exchange Act, the Board, in its sole discretion, will determine from time to time the number of Nonqualified Stock Options each Non-Employee Director will receive under the Plan. Future grants will cease and be suspended at any time that there are not sufficient Shares available under the Plan.

          9.02 TERMS OF OPTIONS.

               9.02.1 OPTION AGREEMENT. Each Option granted pursuant to this
Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

               9.02.2 EXERCISE PRICE. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

               9.02.3 EXERCISABILITY. Each Option granted pursuant to this
Section 9 shall become exercisable in full one year after the date the Option is granted. If a Non-Employee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

               9.02.4 EXPIRATION OF OPTIONS. Each Option shall terminate upon the first to occur of the following events:

                         (a) The expiration of ten (10) years from the Grant
                    Date;

                         (b) The expiration of thirty (30) days from the date
                    and time of the Participant's Termination of Service for a reason other than death, Disability or Retirement, unless the Committee in its sole discretion elects to extend the exercisability of an Option to not more than three (3) months from Termination of Service;

                         (c) The expiration of one (1) year from the date of the
                    Participant's death or Termination of Service by reason of death or Disability; or

                         (d) The expiration of three (3) years from the date of
                    the Participant's Termination of Service by reason of Retirement.

               9.02.5 DEATH OF DIRECTOR. Notwithstanding Section 9.02.4, if a Director dies prior to the expiration of his or her options in accordance with
Section 9.02.4, his or her options shall terminate one (1) year after the date of his or her death.

               9.02.6 SPECIAL RULE FOR RETIREMENT. Notwithstanding the provisions of Section 9.02.4, if the exercisability of an Option is accelerated under Section 9.02.3 on account of the Participant's Retirement, such Option shall terminate upon the first to occur of: (a) the expiration of three (3) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant's death.

               9.02.7 NOT INCENTIVE STOCK OPTIONS. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

               9.02.8 OTHER TERMS. All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Non-Employee Directors; PROVIDED, HOWEVER, that Section 5.02 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-Employee Directors.

          9.03 ELECTIONS BY NON-EMPLOYEE DIRECTORS. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-Employee Director may elect to forego receipt of all or a portion of committee fees and meeting fees otherwise due to the Non-Employee Director in exchange for Shares. The number of Shares received by any Non-Employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-Employee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 9.03 shall be designed to ensure that any such election by a Non-Employee Director will not disqualify him or her as a "non-employee director" under Rule 16b-3.

          9.04 RESTRICTED STOCK. Subject to the terms and conditions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Non-Employee Directors in such amounts as the Board, in its sole discretion, shall determine. The Board, in its sole discretion, shall determine the number of Shares to be granted to each Non-Employee Director. Awards of Restricted Stock to Non-Employee Directors shall be subject to the provisions of Section 7 of this Plan; PROVIDED, HOWEVER, that the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of Section 7 regarding Non-Employee Directors only.

     10. SECTION 162(M) DEDUCTION QUALIFICATION. Except as otherwise provided in
Section 10.05, the provisions of this Section 10 shall apply only to Awards of Covered Officers.

          10.01 AWARDS FOR COVERED OFFICERS. Any other provision of the Plan notwithstanding, all Awards to Covered Officers shall be made in a manner that allows for the full deductibility of the Award by the Company or its Subsidiaries under Section 162(m) of the Code; unless the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to any specified Award or Awards. In addition, if changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may make adjustments as it deems appropriate. All Awards for Covered Officers shall comply with the provisions of this Section 10.

          10.02 DESIGNATION OF COVERED OFFICERS. For each Performance Period, the Committee will designate which Participants are Covered Officers within 90 days of the beginning of the Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code).

          10.03 ESTABLISHMENT OF PERFORMANCE GOALS AND AWARDS FOR COVERED OFFICERS. Within 90 days of the beginning of a Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the
Code), the Committee shall in its sole discretion, for each such Performance
Period: (a) determine and establish in writing one or more Performance Goals applicable to the Performance Period for each Covered Officer; and (b) either
(i) assign each Covered Officer a target Award expressed as a fixed number of Shares or a whole dollar amount or (ii) establish a payout table or formula for purposes of determining the Award payable to each Covered Officer. Each payout table or formula: (a) shall be in writing; (b) shall be based on a comparison of actual performance to the Performance Goals; (c) may include a "floor" which is the level of achievement of the Performance Goal in which payout begins; and (d) shall provide for an actual Award equal to, less than or greater than the Covered Officer's target Award, depending on the extent to which actual performance approached, reached, or exceeded the Performance Goal. Such pre-established Performance Goals and Awards must state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to each Covered Officer if the Performance Goal is met. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Officer. The Committee may from time to time establish any number of Performance Periods, Performance Goals and Awards for any Covered Officer running concurrently, in whole or in part, provided, that in so doing the Committee does not jeopardize the Company's deduction for such Awards under Section 162(m) of the Code. The Committee may select different Performance Goals and Awards for different Covered Officers.

          10.04 CERTIFICATION OF ACHIEVEMENT OF PERFORMANCE GOALS AND AMOUNT OF AWARDS. After the end of each Performance Period, or such earlier date if the Performance Goals are achieved (and such date otherwise complies with Section 162(m) of the Code), the Committee shall certify in writing, prior to the unconditional payment of any Award, that the Performance Goals for the Performance Period and all other material terms of the Plan were satisfied and to what extent they were satisfied. The Committee shall determine the actual Award for each Covered Officer based on the payout table/formula established in
Section 10.03, as the case may be. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding Performance Goal has been achieved, whichever will produce the higher Award; PROVIDED, HOWEVER, notwithstanding the attainment of specified Performance Goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant, including any Covered Officer, based on the Committee's evaluation of Extraordinary Events or other factors. Without limiting the manner of computing Awards set forth in the preceding sentence, with respect to Covered Officers, the Committee may not under any circumstances increase the amount of an Award.

          10.05 MAXIMUM AWARD. Any other provision of the Plan notwithstanding, the maximum aggregate Awards payable to any Participant under the Plan during any one or more Performance Periods during a Fiscal Year shall not exceed 500,000 Shares, which maximum number of Shares shall be adjusted pursuant to
Section 4.04.

     11. MISCELLANEOUS.

          11.01 FORFEITURE. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, in the event of a breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or an Affiliate), or any activity of a Participant or former Participant in competition with any of the businesses of the Company or an Affiliate, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and/or
(b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require the former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or Affiliate to such individual if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a breach of conduct or any activity in competition with any of the businesses of the Company or an Affiliate shall be determined by the Committee in good faith and in its sole discretion.

          11.02 NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Award or Award Agreement shall confer on any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary of the Company or interfere with the right of the Company to terminate such Participant's employment or other services at any time. The establishment of the Plan shall in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any Parent or Subsidiary of the Company and the Participant. Awards granted under the Plan shall not be affected by any change of duties or position of the Participant with the Company.

          11.03 PARTICIPATION. No Associate or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

          11.04 CHANGE IN CONTROL. In the event of a Change in Control, all outstanding Awards granted under this Plan shall then be immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Award Agreement. In addition to the foregoing, the Board of Directors may, in its discretion, accelerate the vesting of Awards granted under the Plan in circumstances that do not constitute a change in control as defined herein.

          11.05 SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

          11.06 BENEFICIARY DESIGNATIONS. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

          11.07 NONTRANSFERABILITY OF AWARDS; UNFUNDED PLAN. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (a) by will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Code or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended, or (c) to the limited extent provided in Section 11.05; provided that in the case of an Incentive Stock Option, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive stock option under Section 422 of the Code, or any successor provision. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, to the extent provided in the applicable Award Agreement, a Participant may transfer a Nonqualified Stock Option either (i) to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the Exchange Act), to one or more trusts for the benefit of such family members, or to partnerships or other entities in which such family members are the only partners or owners, provided that the Participant does not receive any consideration for the transfer, or (ii) if such transfer is approved by the Committee. If such transfer is permitted under the Award Agreement, any Nonqualified Stock Option held by such transferees are subject to the same terms and conditions that applied to such Nonqualified Stock Options immediately prior to transfer based on the transferor Participant's continuing relationship with the Company. It is intended that the Plan be an "unfunded" plan for incentive compensation. The Plan does not give a Participant any interest, lien or claim against any specific asset of the Company. No Participant or beneficiary shall have any rights under this Plan other than as a general unsecured creditor of the Company.

          11.08 NO RIGHTS AS STOCKHOLDER. Except to the limited extent provided in Sections 7.06 and 7.07, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

          11.09 AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Award, the Committee may, in its sole determination, require the Participant to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

          11.10 TAX WITHHOLDING REQUIREMENTS.

               (a) The Company's obligation to deliver Shares upon issuance or exercise of an Award shall be subject to the Participant's satisfaction of all applicable federal, state or local tax withholding obligations. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold from any salary, wages, or other compensation for services payable by the Company to or with respect to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, and local withholding tax liability (including the Participant's FICA obligation) attributable to such Participant's (or any beneficiary's or personal representative's) receipt or disposition of Shares purchased or acquired under any Award or to take any such other action as it deems necessary to enable it to satisfy any such tax withholding obligations.

               (b) The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the Participant's tax withholding liabilities in connection with an Award by (i) having the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the minimum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

          11.11 DEFERRALS. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

          11.12 EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting to the Participant of a new Award for the same or a different type and number of Shares as the Award surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Award to such Participant. Subject to the provisions of the Plan, such new Award shall be on such other terms and conditions as are specified by the Committee at the time the new Award is granted. Upon surrender, the Awards surrendered shall be cancelled and the Shares previously subject to them shall be available for the grant of other Awards.

          11.13 REPURCHASE OF SHARES BY THE COMPANY. Any Shares purchased or acquired upon issuance or exercise of an Award may, in the sole discretion of the Committee, be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the Award Agreement pursuant to which the Shares were purchased or acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legend provisions as may be set forth in the Award Agreement pursuant to which the Shares were purchased or acquired.

          11.14 SALE OF OPTION SHARES. If any class of equity securities of the Company is registered pursuant to Section 12 of the Exchange Act, any Participant or other person exercising or acquiring the Award who is a Section 16 Person shall not sell or otherwise dispose of the Shares subject to the Award unless at least six months have elapsed from the date of grant of the Award.

          11.15 CONFIDENTIALITY AGREEMENTS. Upon the Company's request, each Participant shall execute, prior to or contemporaneously with the grant of any Award hereunder, the Company's then current standard form of agreement relating to nondisclosure of confidential information, noncompetition and/or assignment of inventions and related matters.

          11.16 COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant, issuance, and exercise of Awards thereunder, and the obligation of the Company to sell and deliver the Shares under such Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Awards issued under the Plan shall not be exercisable prior to (a) the date upon which the Company shall have registered the Shares for which Awards may be issued hereunder under the Securities Act, and (b) the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable in connection therewith, or alternatively, unless the Company shall have received an opinion from counsel to the Company stating that the grant, issuance, or exercise of such Awards may be effected without registering the Shares subject to such Awards under the Securities Act, or under state or other law.

          11.17 EXPENSES. All expenses and costs in connection with administration of the Plan shall be borne by the Company.

          11.18 LIMITATION OF LIABILITY. The liability of the Company and its Affiliates under this Plan or in connection with any grant, issuance, or exercise of an Award is limited to the obligations expressly set forth in the Plan and in any Award Agreements, and no term or provision of this Plan or of any Award Agreements shall be construed to impose any further or additional duties, obligations or costs on the Company and its Affiliates not expressly set forth in the Plan or the Award Agreements.

     12. AMENDMENT, TERMINATION, AND DURATION.

          12.01 AMENDMENT, SUSPENSION, OR TERMINATION. The Committee may amend, modify, or terminate the Plan at any time without further action on the part of the stockholders of the Company; PROVIDED, HOWEVER, that (a) in no event shall any amendment be made to the Plan which would cause the Incentive Stock Option granted hereunder to fail to qualify as incentive stock options under the Code;
(b) any amendment to the Plan which requires the approval of the stockholders of the Company under the Code or the regulations promulgated thereunder shall be subject to approval by the stockholders of the Company in accordance with the Code or such regulations; and (c) any amendment to the Plan which requires the approval of the stockholders of the Company under any rules promulgated under the Exchange Act shall be subject to the approval of the stockholders of the Company in accordance with such rules. In addition, as required by Rule 16b-3 of the Exchange Act, the provisions of Section 9 regarding the formula for determining the amount, exercise price, and timing of Non-Employee Director Options shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code. No amendment, modification, suspension, or termination of the Plan shall in any manner adversely affect any Award previously granted to a Participant under the Plan without the consent of the Participant or the transferee of such Award. No Award may be granted during any period of suspension or after termination of the Plan.

          With the consent of the Participant affected, the Committee may amend outstanding Awards or related agreements in a manner not inconsistent with the Plan. The Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such Incentive Stock Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

          12.02 TERM OF THE PLAN. The Plan shall become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of common stock of the Company entitled to vote on, or within twelve months of, the date of the Plan's adoption by the Board, and all Awards granted prior to such approval shall be subject to such approval. The Plan shall terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, shall not affect the rights of Participants under Awards previously granted to them, and all unexpired Awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

     13. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated unless a different meaning is plainly required by the context:

          13.01 AFFILIATE. "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships, limited liability corporations and joint ventures) controlling, controlled by, or under common control with the Company.

          13.02 AFFILIATED SAR. "Affiliated SAR" means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option, except to the extent of the exercise of the related Option.

          13.03 ASSOCIATE. "Associate" means any officer, management or associate of the Company or of an Affiliate, whether such associate is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          13.04 AWARD. "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

          13.05 AWARD AGREEMENT. "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

          13.06 BOARD. "Board" means the Board of Directors of the Company.

          13.07 CHANGE IN CONTROL. "Change in Control" of the Company shall be deemed to have occurred if, as a result of a tender offer, merger, consolidation, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board or of any successor to the Company; provided, however, that any Transaction shall not be deemed to be a change in control if the Transaction causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office immediately prior to the change in control.

          13.08 CODE. "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          13.09 COMMITTEE. "Committee" means the committee appointed by the Board (pursuant to Section 3.01) to administer the Plan.

          13.10 COMPANY. "Company" means CheckFree Corporation, a Delaware corporation, and any current or future Subsidiary or Parent thereof.

          13.11 CONSULTANT. "Consultant" means any consultant, adviser, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Associate nor a Director.

          13.12 COVERED OFFICERS. "Covered Officers" means those Participants who the Committee designates, for each Performance Period, in order to maintain qualified performance-based compensation within the meaning of Code Section 162(m).

          13.13 DIRECTOR. "Director" means any individual who is a member of the Board.

          13.14 DISABILITY. "Disability" means any injury of the body or any disorder of the body or mind which renders the Participant unable to perform the material and substantial duties of his regular employment by the Company at the time of the Company's termination of employment by the Company. The Company's determination that a termination of employment was not a Disability related Termination of Service may be disputed by the Participant for purposes of any Award held by the Participant under this Plan upon written notice to the Company's Chief Financial Officer within 30 days after termination of employment. If so disputed, the Company will promptly select a physician, the Participant will promptly select a physician, and the physicians so selected will select a third physician ("Independent Physician") who will make a binding determination of Disability for purposes of this Plan. The Participant will make himself available for and submit to examinations by such physicians as may be directed by the Company. Failure of the Participant to submit to any examination or failure of the Independent Physician to make his determination within 90 days after the date of the notice that the Participant disputed the Company's determination shall constitute acceptance of the Company's determination as to Disability. If the decision of the Independent Physician upholds the Company's determination, any outstanding Award held by the Participant shall be exercisable for 30 days from the date of such decision (but not later than the expiration of the date of the Award Agreement) to the extent that the Award was exercisable on the date of the Participant's termination of employment and thereafter the Award shall terminate.

          13.15 EXCHANGE ACT. "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          13.16 EXERCISE PRICE. "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

          13.17 EXTRAORDINARY EVENTS. "Extraordinary Events" shall mean (a) asset write-downs; (b) litigation, claims, judgments, or settlements; (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) capital gains and losses, (f) special charges in connection with mergers and acquisitions; and (g) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

          13.18 FAIR MARKET VALUE. If the Shares are publicly traded, the term "Fair Market Value" shall mean (a) the closing price quoted in the Nasdaq Stock Market, if the Shares are so quoted, (b) the last quote reported by Nasdaq for small-cap issues, if the Shares are so quoted, (c) the mean between the bid and asked prices as reported by Nasdaq, if the Shares are so quoted, or (d) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Award is granted or, if there be no quotation or sale on that date, the next previous date on which the Shares were quoted or traded. In all other cases, Fair Market Value of the Shares shall be determined by and in accordance with procedures established in good faith by the Committee and, with respect to Incentive Stock Options, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

          13.19 FISCAL YEAR. "Fiscal Year" means the fiscal year of the Company.

          13.20 FREESTANDING SAR. "Freestanding SAR" means an SAR that is granted independently of any Option.

          13.21 GRANT DATE. "Grant Date" means, with respect to an Award, the date that the Committee acts to grant the Award or such later date as the Committee shall specify.

          13.22 INCENTIVE STOCK OPTION. "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

          13.23 NON-EMPLOYEE DIRECTOR. "Non-Employee Director" means a Director who does not an Associate of the Company.

          13.24 NONQUALIFIED STOCK OPTION. "Nonqualified Stock Option" means an option to purchase Shares which does not meet the requirements of section 422 of the Code.

          13.25 OPTION. "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          13.26 PARTICIPANT. "Participant" means an Associate, Consultant, or Non-Employee Director who has an outstanding Award.

          13.27 PARENT. "Parent" shall have the meaning set forth in section 424(e) of the Code.

          13.28 PERFORMANCE GOAL. "Performance Goal" shall mean any one or more of the following performance criteria:

               (a) Income (loss) per common share from continuing operations as disclosed in the Company's annual report to stockholders for a particular Fiscal Year;

               (b) Income (loss) per common share disclosed in the Company's annual report to stockholders for a particular Fiscal Year;

               (c) Income (loss) per common share or income (loss) per common share from continuing operations, excluding (i) extraordinary charge(s); (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles (GAAP) which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter "EPS");

               (d) Ratio of (i) operating profit, or other objective and specific income (loss) category results to (ii) average common shares outstanding (adjustments to (i) in this paragraph may be made at the time of the goal/target establishment by the Committee in its discretion);

               (e) Any of items (a), (b), (c) or (d) on a diluted basis as described in Statement of Financial Accounting Standards No. 128 including official interpretations or amendments thereof which may be issued from time to time as long as such interpretations or amendments are utilized on the face of the income statement or in the notes to the financial statements disclosed in the Company's annual report to stockholders;

               (f) Share price;

               (g) Total stockholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of stockholders;

               (h) Income (loss) (i) from continuing operations before extraordinary charge(s), (ii) before extraordinary charge(s), or (iii) net, as the case may be, adjusted to remove the effect of any accruals for restructuring programs or other unusual or infrequent items as defined by generally accepted accounting principles (GAAP) disclosed as a separate component of income on the face of the income statement or in the notes to the financial statements;

               (i) Net income;

               (j) Income (loss) before income taxes;

               (k) Percentage increase in the (i) number of consumers using the Company's billing and payment services, (ii) the number of transactions processed by the Company, or (iii) the percentage of transactions processed electronically by the Company, each as disclosed in the Company's Annual Report on Form 10-K;

               (1) Any of items (a) through (k) above with respect to any Parent, Subsidiary, Affiliate, division, business unit or business group of the Company whether or not such information is included in the Company's annual report to stockholders, proxy statement or notice of annual meeting of stockholders;

               (m) Any of items (a) though (k) above with respect to a Performance Period whether or not such information is included in the Company's annual report to stockholders, proxy statement or notice of annual meetings of stockholders;

               (n) Total Stockholder Return Ranking Position -- meaning the relative placement of the Company's Total Stockholder Return compared to those publicly held companies in the Company's peer group as established by the Committee prior to the beginning of a vesting period or such later date as permitted under the Code. The peer group shall be comprised of not less than six
(6) companies, including the Company; or

               (o) Any other objective criteria established by the Committee and approved by the stockholders of the Company prior to payment of any Award based on the criteria.

          With respect to items (a), (b), (c) and (d) above, other terminology may be used for "income (loss) per common share" (such as "Basic EPS", "earnings per common share", "diluted EPS", or "earnings per common share-assuming dilution") as contemplated by Statement of Financial Accounting Standards No. 128.

          13.29 PERFORMANCE PERIOD. "Performance Period" means the Fiscal Year except in the following cases: (a) the Associate's service period within a Fiscal Year in the case of a new hire or promoted Associate; or (b) a period of service determined at the discretion of the Committee prior to the expiration of more than 25% of the period. Notwithstanding any provision contained herein, Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          13.30 PERFORMANCE SHARES. "Performance Share" means a Performance Share granted to a Participant pursuant to Section 8.

          13.31 PERFORMANCE UNIT. "Performance Unit" means a Performance Unit granted to a Participant pursuant to Section 8.

          13.32 PERIOD OF RESTRICTION. "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability; PROVIDED, HOWEVER, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date.

          13.33 PLAN. "Plan" means the CheckFree Corporation 2002 Stock Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

          13.34 RESTRICTED STOCK. "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

          13.35 RETIREMENT. "Retirement" means, in the case of an Associate, a Termination of Service by a Participant who has attained the age of at least 59 1/2, who has been continuously employed by the Company for at least five years, and who has entered into a written confidentiality and non-competition agreement with the Company ("Retirement Agreement") in a form acceptable to the Committee at the time of such termination of employment. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement." With respect to a Non-Employee Director, "Retirement" means termination of service on the Committee with the consent of the remaining Directors.

          13.36 RULE 16B-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

          13.37 SECTION 16 PERSON. "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the Exchange Act.

          13.38 SECURITIES ACT. "Securities Act" means the Securities Act of 1933, as amended. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          13.39 SHARES. "Shares" means the shares of the Company's common stock, $.01 par value.

          13.40 STOCK APPRECIATION RIGHT OR SAR. "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as an SAR.

          13.41 SUBSIDIARY. "Subsidiary" means any entity in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the chain then owns fifty percent (50%) or more of the total combined voting power in one of the other entities in the chain.

          13.42 TANDUM SAR. "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be cancelled to the same extent).

          13.43 TERMINATION OF SERVICE. "Termination of Service" means (a) in the case of an Associate, a cessation of the employee-employer relationship between an Associate and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or an Affiliate; and (c) in the case of a Non-Employee Director, a cessation of the Non-Employee Director's service on the Board for any reason. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service.

          13.44 TERMINATION OF SERVICE FOR CAUSE. "Termination of Service For Cause" means Termination of Service for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor involving an act of moral turpitude or a felony; (d) the violation of any of the terms and conditions of any written agreement the Participant may have from time to time with the Company (following 30 days' written notice from the Company specifying the violation and the Participant's failure to cure such violation within such 30-day period); or (e) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.

     14. LEGAL CONSTRUCTION.

          14.01 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          14.02 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          14.03 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, the Nasdaq National Market, or national securities exchanges as may be required.

          14.04 COMPLIANCE WITH RULE 16B-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 of the Exchange Act no longer is required, all references in the Plan to Rule 16b-3 of the Exchange Act shall be null and void.

          14.05 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

          14.06 CAPTIONS. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.




Adopted:  August 8, 2002

                                                                      APPENDIX C


                              CHECKFREE CORPORATION

            SECOND AMENDED AND RESTATED ASSOCIATE STOCK PURCHASE PLAN

1. PURPOSE.

     The CheckFree Corporation Associate Stock Purchase Plan (the "Plan") is being established for the benefit of employees of CheckFree Corporation, a Delaware corporation (the "Company"), and certain affiliated companies. The Plan is intended to provide eligible employees with an opportunity to purchase shares of common stock, $0.01 par value, of the Company (the "Shares"), through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and the provisions of the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.

2. DEFINITIONS.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Change in Capitalization" shall mean any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, share dividend, share split or reverse share split, combination or exchange of shares, repurchase of Shares, change in corporate structure or otherwise.

     (c) "Change in Control" of the Company shall have the meaning given in
Section 16(b) hereof.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Committee" shall mean the Stock Option and Compensation Committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein.

     (f) "Company" shall mean CheckFree Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

     (g) "Compensation" shall mean the fixed salary, wages, commissions, overtime pay and bonuses paid by an Employer to an Employee as reported by the Employer to the United States government for federal income tax purposes, including an Employee's portion of compensation deferral contributions pursuant to Section 401(k) of the Code, any amount excludable pursuant to Section 125 of the Code and/or any non-qualified compensation deferrals, but excluding any foreign service allowance, severance pay, expense reimbursement or any benefit paid by a third-party payer under any employee benefit plan maintained by the Employer.

     (h) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence taken pursuant to the Employer's written leave of absence policy if such leave is for a continuous period of not more than one year.

     (i) "Designated Subsidiaries" shall mean the Subsidiaries of the Company as of the Effective Date, and corporations which become Subsidiaries of the Company after the Effective Date.

     (j) "Effective Date" shall have the meaning set forth in Section 22 hereof.

     (k) "Employee" shall mean any person, including an officer, who as of an Offering Date is (i) regularly employed by the Company or a Designated Subsidiary of the Company for more than twenty (20) hours per week, and (ii) who has been employed by such Employer for a period of at least ninety (90) days.

     (l) "Employer" shall mean, as to any particular Employee, the corporation which employs such Employee, whether it is the Company or a Designated Subsidiary of the Company.

     (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (n) "Exercise Date" shall mean the last business day of each Offering Period, except as the Committee may otherwise provide. For purposes of the Plan, the term "business day" means a day on which there is permitted trading of the Shares on the NASDAQ National Market or on a national securities exchange, whichever is applicable; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in the State of Delaware.

     (o) "Fair Market Value" per Share as of a particular date shall mean:

          (i) the closing sales price, regular way for the Shares on any national securities exchange on which the Shares are actively traded on such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

          (ii) if there is no price as specified in (i), the mean of the last reported bid-and-asked quotations regular way, for the Shares on such exchange on such date (or if there was no such quotations on such date, the next preceding date); or

          (iii) if there also is no price as specified in (ii), the closing sales price, regular way, or in the absence thereof the mean of the last reported bid-and-asked quotations, for the Shares on the other exchange on which the Shares are permitted to trade having the greatest volume of trading in the Shares during the 30-day period preceding such date, on such date (or if there were no such quotations on such date, the next preceding date); or

          (iv) if there also is no price as specified in (iii), the final reported sales price, or if not reported in the following manner, the highest bid quotation, in the over-the-counter market for the Shares as reported by the National Association of Securities Dealers Automatic Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

          (v) if there also is no price as specified in (iv), the price determined by the Committee by reference to the bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current fair market value; or

          (vi) if there also is no price as specified in (v), the price determined by the Committee for the date in question.

     (p) "Offering Date" shall mean the first business day of each Offering Period. In the event that the Board specifies the maximum number of Shares that a Participant may be permitted to acquire during an Offering Period pursuant to
Section 5(b) hereof, the Offering Date of an Offering Period will be the grant date for the options offered in such Offering Period. If no such maximum number of Shares has been specified by the Board pursuant to Section 5(b) hereof, the Exercise Date of an Offering Period will be the grant date for the options offered in such Offering Period. Notwithstanding the foregoing, the first Offering Date following the adoption of the Plan shall be the first business day on or after the Effective Date.

     (q) "Offering Period" shall mean each six (6) month period commencing on January 1 and July 1, respectively, which periods shall end on June 30 and December 31, respectively; provided, however, that the

Committee shall have the power to change the duration of Offering Periods; provided further, however, that no option granted under the Plan shall be exercisable more than twenty-seven (27) months from its date of grant. Notwithstanding the foregoing, the first Offering Period following the adoption of the Plan shall begin on the Effective Date and end on June 30, 1997.

     (r) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an option, each of the corporations other than the Company owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

     (s) "Participant" shall mean an Employee who participates in the Plan.

     (t) "Participant's Account" shall mean the account established for a Participant pursuant to the Plan to which his or her payroll deductions, Shares acquired under the Plan, dividends received from such Shares, and dividend reinvestments shall be credited and from which cash distributions, cash used to purchase Shares and distributions of Shares will be debited.

     (u) "Plan" shall mean the CheckFree Corporation Associate Stock Purchase Plan, as amended from time to time.

     (v) "Shares" shall mean common stock, $0.01 par value, of the Company.

     (w) "Subsidiary" shall mean any corporation (other than the Company) or other business organization in an unbroken chain of corporations or business organizations beginning with the Company, if, at the time of granting an option, each of the corporations or other business organizations other than the last corporation or such other business organization in the unbroken chain owns shares or other voting securities possessing fifty percent (50%) or more of the total combined voting power of all classes of shares or other voting securities in one of the other corporations or such business organizations in such chain.

3. ELIGIBILITY.

     (a) Subject to the requirements of Sections 4(b) and 20(d) hereof, any person who is an eligible Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Offering Period commencing on such Offering Date.

     (b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) which permits such Employee's right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary or Parent of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the Employee's accumulated payroll deductions on the last day of the Offering Period would otherwise enable the Employee to purchase Shares in excess of the Section 423(b)(8) limitation described in this Section, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the Shares actually purchased shall be refunded to the Employee by the Company, without interest, as soon after the Offering Period as reasonably possible. In the event the Employee elects to discontinue participation in the Plan, such amount shall be promptly refunded to the Employee by the Company, without interest.

4. GRANT OF OPTION; PARTICIPATION; PRICE.

     (a) On each Offering Date, the Company shall commence an offering by granting each eligible Employee an option to purchase Shares, subject to the limitations set forth in Section 3(b) and Section 10 hereof.

     (b) Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, by filing an agreement with his or her Employer authorizing payroll deductions in accordance with Section 5 hereof. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date. Such authorization to make payroll deductions must be received by the Company at least twenty (20) days before the next succeeding Offering Date.

     (c) The option price per Share subject to an offering shall be the lesser of (i) 85% of the Fair Market Value of the Shares on the Offering Date of reference or (ii) 85% of the Fair Market Value of the Shares on the Exercise Date of reference; and, provided further that the option price per Share shall never be less than the par value per Share.

5. PAYROLL DEDUCTIONS.

     (a) Subject to Section 4(b) hereof, a Participant may, in accordance with rules and procedures adopted by the Committee, authorize an after-tax payroll deduction of any whole percentage from one percent (1%) to fifteen percent (15%) of such Participant's Compensation each pay period. A Participant may not increase such payroll deduction during an Offering Period for purchases to be made on the Exercise Date at the end of the current Offering Period. However, a Participant may increase the payroll deduction for purchases to be made in the subsequent Offering Period by giving written notice to the Company at any time prior to the beginning of an Offering Period (unless otherwise not permitted by the Committee in its sole discretion). A Participant may decrease a payroll deduction only once during each Offering Period for purchases to be made on the Exercise Date at the end of the current Offering Period, and such decrease must be made in writing to the Company at least thirty (30) days prior to the next occurring Exercise Date. A Participant may decrease such payroll deduction for purchases to be made in the subsequent Offering Period by giving written notice to the Company at any time prior to the beginning of an Offering Period (unless otherwise not permitted by the Committee in its sole discretion). All payroll deductions made by a Participant shall be credited to such Participant's Account.

     (b) The Board may, but need not, specify by notice to all Employees prior to the first day of any Offering Period, a maximum number of Shares that any Participant shall be permitted to acquire pursuant to the Plan in any Offering Period, which maximum need not be the same for every Offering Period.

6. EXERCISE OF OPTION.

     (a) Unless a Participant terminates his or her payroll deduction election and withdraws his or her accumulated payroll deductions from the Plan in accordance with Section 8(a) hereof, or unless the Committee otherwise provides, such Participant's election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares (excluding any fractional Share, for which purposes the purchase amount shall be rounded to the next lower whole number of Shares) subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions.

     (b) Any cash balance remaining in a Participant's Account after the termination of an Offering Period (an "EXCESS AMOUNT") shall be dispensed with as follows:

          (i) if the Excess Amount is equal to or exceeds the applicable option price described in Section 6(a) hereof, such Excess Amount shall be refunded to the Participant by the Company, without interest, as soon as reasonably possible;

          (ii) if the Excess Amount is less than the applicable option price described in Section 6(a) hereof, and the Participant has elected to continue participation in the Plan for the next succeeding Offering Period, such Excess Amount shall be carried forward to the Participant's Account for the purchase of Shares during the next succeeding Offering Period; and

          (iii) if the Excess Amount is less than the applicable option price described in Section 6(a) hereof, and the Participant has elected to discontinue participation in the Plan for the next succeeding Offering Period, such Excess Amount shall be refunded to the Participant by the Company, without interest, as soon as reasonably possible following the termination of next succeeding Offering Period.

     (c) The Shares purchased upon exercise of an option hereunder shall be credited to the Participant's Account under the Plan within ten (10) business days after the Exercise Date and shall be deemed to be transferred to the Participant as of such crediting date. Except as otherwise provided herein, the Participant shall have all rights of a shareholder with respect to credited Shares.

7. DELIVERY OF SHARES.

     (a) As promptly as practicable after receipt by the Company of a written request for withdrawal of Shares from any Participant's Account (or, in the discretion of the Committee, at any time after the termination of employment of any Participant), subject to Section 20(d) hereof, the Company shall arrange the delivery to such Participant of a share certificate representing the whole Shares credited to the Participant's Account which the Participant requests to withdraw. Subject to Section 7(b) hereof, withdrawals may be made no more frequently than once each Offering Period. Shares received upon share dividends or share splits shall be treated as having been purchased on the Exercise Date of the Shares to which they relate.

     (b) Notwithstanding anything in Section 7(a) hereof to the contrary, Shares may be withdrawn by a Participant more than once during an Offering Period under the following circumstances: (i) within sixty (60) days following a Change in Control of the Company or (ii) upon the approval of the Committee, in its sole discretion.

8. ELECTION TO TERMINATE PAYROLL DEDUCTIONS; TERMINATION OF EMPLOYMENT.

     (a) A Participant may terminate his or her payroll deductions elected pursuant to Section 5(a) hereof by giving written notice to the Company at least thirty (30) days prior to the next occurring Exercise Date or otherwise as may be approved by the Committee in its sole discretion. If such an election has been made, no further payroll deductions for the purchase of Shares will be permitted to be made for the Participant during such Offering Period. A Participant who has elected to terminate his or her payroll deductions in accordance with this Section 8(a) shall have the option with respect to all payroll deductions credited to such Participant's Account during the Offering Period either to (i) have such accumulated payroll deductions returned to the Participant or (ii) leave such accumulated payroll deductions in the Participant's Account to be used for the purchase of Shares on the Exercise Date occurring in such Offering Period. Unless a Participant who elects to terminate his or her payroll deductions in accordance with this Section 8(a) gives written notice to the Company at least thirty (30) days prior to the Exercise Date of the Participant's desire to have his or her accumulated payroll deductions returned to him or her, such Participant will be deemed to have elected to leave such accumulated payroll deductions in his or her Participant Account to be used for the purchase of Shares on the Exercise Date occurring in such Offering Period.

     (b) Upon termination of a Participant's Continuous Status as an Employee during an Offering Period for any reason, including voluntary termination, retirement or death, the payroll deductions credited to such Participant's Account that have not been used to purchase Shares shall be returned to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 12 hereof, and such Participant's option will be automatically terminated. If the termination of a Participant's Continuous Status as an Employee occurs on an Exercise Date, then such Participant's election to purchase Shares shall be exercised as provided under this Plan. Notwithstanding the foregoing, upon the termination of a Participant's employment because of the Participant's death, the Participant's beneficiary (designated by the Participant in accordance with Section 12 hereof) shall have the right to elect, by written notice given to the Company prior to the earlier of thirty (30) days prior to the next occurring Exercise Date (or otherwise as may be determined by the Committee in its sole discretion) under the Plan or the sixtieth (60th) day after the Participant's death, to exercise the Participant's option for the purchase of Shares on such Exercise Date for the purchase of the number of full Shares which the accumulated payroll deductions in the Participant's Account at the date of the Participant's death will purchase at the applicable option price, and any excess in such account will be paid to the Participant's estate. If no such written notice of election is duly received by the Company, the first sentence of this Section 8(b) shall control.

     (c) Except as provided in Section 20(d) hereof, a Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

9. INTEREST.

     No interest shall accrue on or be payable with respect to the payroll deductions of a Participant credited to the Participant's Account.

10. SHARES.

     The maximum number of Shares which shall be reserved and available for sale under the Plan shall be 2,000,000 Shares, which number shall be subject to adjustment upon Changes in Capitalization of the Company as provided in Section 16 hereof. Such Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares which would otherwise be subject to options granted pursuant to Section 4 hereof on an Offering Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

11. ADMINISTRATION.

     The Plan shall be administered by the Committee, and the Committee may select administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision evidenced by the unanimous written consent of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. Except as otherwise provided by the Committee, each Employer shall be charged with all expenses incurred in the administration of the Plan with respect to such Employer's Employees. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

12. DESIGNATION OF BENEFICIARY.

     (a) A Participant may file with the Company, on forms supplied by the Company, a written designation of a beneficiary who is to receive any Shares and cash remaining in such Participant's Account under the Plan in the event of the Participant's death.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company, on forms supplied by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant in accordance with the applicable laws of descent and distribution, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13. TRANSFERABILITY.

     Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution or as provided in Section 12 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8 hereof.

14. USE OF FUNDS.

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

15. REPORTS; PARTICIPANTS' ACCOUNTS.

     The Company shall establish a Participant's Account for each Participant in the Plan to which each Participant's payroll deductions, Shares acquired under the Plan, dividends received from such Shares, and dividend reinvestments shall be credited, and from which cash distributions, cash used to purchase Shares and distributions of Shares will be debited ("Participant's Accounts"). Statements with respect to each Participant's Account will be given to Participants as soon as practicable following each Offering Period, which statements will set forth the amounts of payroll deductions, dividends, dividend reinvestments and additional cash payments, the per Share purchase price, the number of shares purchased, the aggregate Shares in the Participant's Account and the remaining cash balance, if any.

16. EFFECT OF CERTAIN CHANGES.

     (a) In the event of a Change in Capitalization or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised. In the event of a Change in Control of the Company, the Offering Period shall terminate unless otherwise provided by the Committee. For purposes of the preceding sentence, (i) the Committee may establish the date of the event constituting the Change in Control and such date shall be the Exercise Date for such Offering Period, or (ii) the Committee may terminate the Plan in which case all Shares and cash amounts in a Participant's Account shall be refunded as elsewhere provided herein.

     (b) "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, (iii) the Company shall sell at least 75% of its assets by value in a single transaction or in a series of transactions to another corporation which is not a wholly owned subsidiary of the Company, or
(iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1) (as in effect on the date hereof) pursuant to the Exchange Act.

17. TERM OF PLAN.

     Subject to the Board's right to discontinue the Plan (and thereby end its Term) pursuant to Section 18 hereof, the Term of the Plan (and its last Offering Period) shall end on December 31, 2006. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants' accounts under the Plan shall be delivered to the respective Participant (or the Participant's legal representative) as soon as practicable.

18. AMENDMENT TO AND DISCONTINUANCE OF PLAN.

     (a) Subject to Section 18(b) hereof, the Board may at any time amend, suspend or discontinue the Plan. Except as provided in Section 16 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.

     (b) For the purpose of complying with changes in the Code or ERISA, the Board may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Board may amend, modify, suspend or terminate the Plan only once every six months. Subject to changes in law or other legal requirements, including any provisions of Rule 16b-3 under the Exchange Act that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding or the vote of the shareholders of the Company as provided in Section 20(c) hereof, to (i) any increase in the aggregate number of shares of common stock that may be issued under the Plan (except for adjustments pursuant to Section 16 of the Plan); (ii) increase materially the benefits accruing to Participants under the Plan; or
(iii) modify materially the requirements as to eligibility for participation in the Plan.

19. NOTICES.

     All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW; SECTION 16 COMPLIANCE.

     (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

     (b) The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (c) To the extent applicable hereto, the Plan is intended to comply with Rule 16b-3 under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. This Plan shall be subject to approval by shareholders of the Company present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

     (d) For any Participants subject to Section 16 of the Exchange Act, (i) such Participants who cease participation in the Plan may not participate again for at least six (6) months, and (ii) unless the Committee otherwise determines after due regard for Rule 16b-3(d)(2)(i), any Shares purchased by such Participant shall remain in such Participant's Account for six (6) months from the Exercise Date for such Shares.

     (e) Shares shall not be issued unless such issuance and delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Shares may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warranty from the Participant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     (f) Nothing contained in this Plan, or any modification or amendment to the Plan, or in the creation of any account, or the execution of any subscription agreement, or the issuance of any Shares under the Plan, shall give any Employee any right to continue employment or any legal or equitable right against the Company or any Subsidiary, or any officer, director, or employee thereof, except as expressly provided by the Plan.

21. WITHHOLDING OF TAXES.

     By electing to participate in the Plan, each Employee acknowledges that the Company and its participating Subsidiaries are required to withhold taxes with respect to the amounts deducted from the Employee's Compensation and accumulated for the benefit of the Employee under the Plan, and each Employee agrees that the Company and its participating Subsidiaries may deduct additional amounts from the Employee's Compensation, when amounts are added to the Employee's Account, used to purchase common stock or refunded, in order to satisfy such withholding obligations. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the option is being treated as granted for purposes of Section 423 of the Code or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Participant's Employer any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold. The Participant's Employer may also satisfy any applicable withholding amounts by deducting the necessary amounts of withholding from the Participant's wages and, in the Committee's sole discretion, any other amounts owed to or held for the account of the Participant.

22. EFFECTIVE DATE.

     The Plan shall be effective (the "Effective Date") as of the latter to occur of (a) January 1, 1997, or (b) the date on which this Plan shall have been approved by the shareholders as set forth in Section 20(c) hereof.

                              CHECKFREE CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                           WEDNESDAY, NOVEMBER 6, 2002
                                    9:00 A.M.

                              CHECKFREE CORPORATION
                           4411 EAST JONES BRIDGE ROAD
                             NORCROSS, GEORGIA 30092





CHECKFREE CORPORATION
4411 EAST JONES BRIDGE ROAD
NORCROSS, GEORGIA 30092                                                   PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON NOVEMBER 6, 2002.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing the proxy, you revoke all prior proxies and appoint Peter J. Kight, Peter F. Sinisgalli, and Curtis A. Loveland, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                      See reverse for voting instructions.

                                                CONTROL #

                                              _____________________________

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK --- EASY --- IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on November 5, 2002.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

- Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/ckfr/ -- QUICK ---  EASY ---
IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on November 5, 2002.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to CHECKFREE CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.





      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                               Please detach here



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1. Election of Class I Directors:   01 William P. Boardman    03 Henry C. Duques     [ ] Vote FOR           [ ] Vote WITHHELD
                                    02 James D. Dixon                                    all nominees          for all nominees
                                                                                         (except as marked)
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,                 ________________________________________
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                        ________________________________________

2. To approve and adopt the CheckFree Corporation 2002 Stock Incentive Plan             [ ] For    [ ] Against   [ ] Abstain

3. To amend the Checkfree Corporation Associate Stock Purchase Plan to increase         [ ] For    [ ] Against   [ ] Abstain
   the number of shares reserved and available for sale under the Associate
   Stock  Purchase Plan from 1,000,000 shares to 2,000,000 shares.

4. To transact any other business which may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box
Indicate changes below:    [ ]                                                  Date ____________________________________


                                                                      __________________________________________________________


                                                                      __________________________________________________________

                                                                      Signature(s) in Box

                                                                      Please sign exactly as your name(s) appear on Proxy. If
                                                                      held in joint tenancy, all persons must sign. Trustees,
                                                                      administrators, etc., should include title and authority.
                                                                      Corporations should provide full name of corporation and
                                                                      title of authorized officer signing the proxy.